UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-4647
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: August 31
Date of reporting period: August 31, 2010

Annual Report
and Prospectus

Columbia Minnesota Tax-Exempt Fund
(formerly known as RiverSource Minnesota Tax-Exempt Fund)

RiverSource California Tax-Exempt Fund

RiverSource New York Tax-Exempt Fund

Annual Report for the Period Ended
August 31, 2010
(Prospectus also enclosed)

Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local income tax.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Table of Contents

Your Fund at a Glance

Columbia Minnesota Tax-Exempt Fund	3

RiverSource California Tax-Exempt Fund	6

RiverSource New York Tax-Exempt Fund	9

Manager Commentary	12

The Funds’ Long-term Performance	22

Fund Expenses Examples	28

Portfolios of Investments	32

Statements of Assets and Liabilities	63

Statements of Operations	65

Statements of Changes in Net Assets	66

Financial Highlights	69

Notes to Financial Statements	81

Report of Independent Registered Public Accounting Firm	100

Federal Income Tax Information	102

Board Members and Officers	104

Approval of Investment Management Services Agreement	110

Proxy Voting	113

Columbia Minnesota Tax-Exempt Fund (the Minnesota Tax-Exempt Fund), RiverSource California Tax-Exempt Fund (the California Tax-Exempt Fund) and RiverSource New York Tax-Exempt Fund (the New York Tax-Exempt Fund) are, singularly and collectively, where the context requires, referred to as either “the Fund,” “each Fund” or “the Funds.”

Note: Effective September 27, 2010, RiverSource Minnesota Tax-Exempt Fund has been renamed Columbia Minnesota Tax-Exempt Fund. While this report covers the fiscal period ended August 31, 2010, which is prior to the name change, the Fund’s new name has been reflected throughout.

See the Funds’ prospectus for risks associated with investing in each Fund.

2  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Your Fund at a Glance

Minnesota Tax-Exempt Fund

FUND SUMMARY

>	The Minnesota Tax-Exempt Fund’s Class A shares, excluding sales charge, gained 10.38% for the 12 months ended Aug. 31, 2010.

>	The Fund outperformed the Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index, which rose 9.43%, as well as the Lipper Minnesota Municipal Debt Funds Index, which was up 9.79% for the same period.

>	A broad barometer applicable to each of the Funds, the Barclays Capital Municipal Bond Index, was up 9.78% for the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Aug. 31, 2010)

	1 year	3 years	5 years	10 years
Minnesota Tax-Exempt Fund Class A (excluding sales charge)	+10.38%	+6.42%	+4.57%	+4.97%

Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index (unmanaged)	+9.43%	+7.42%	+5.47%	+5.94%

Barclays Capital Municipal Bond Index (unmanaged)	+9.78%	+6.62%	+5.02%	+5.69%

Lipper Minnesota Municipal Debt Funds Index (unmanaged)	+9.79%	+5.87%	+4.33%	+5.05%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

Minnesota Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2010
Without sales charge	1 year	3 years	5 years	10 years
Class A (inception 8/18/86)	+10.38%	+6.42%	+4.57%	+4.97%

Class B (inception 3/20/95)	+9.75%	+5.62%	+3.82%	+4.20%

Class C (inception 6/26/00)	+9.56%	+5.56%	+3.79%	+4.18%

With sales charge
Class A (inception 8/18/86)	+5.14%	+4.71%	+3.56%	+4.46%

Class B (inception 3/20/95)	+4.75%	+4.71%	+3.48%	+4.20%

Class C (inception 6/26/00)	+8.56%	+5.56%	+3.79%	+4.18%

Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

4  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Minnesota Tax-Exempt Fund

PORTFOLIO STATISTICS

Weighted average life(1)	17.6 years

Effective duration(2)	9.4 years

(1)	Weighted average life measures a bond’s maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2)	Effective duration measures the sensitivity of a security’s price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  5

Your Fund at a Glance

California Tax-Exempt Fund

FUND SUMMARY

>	The California Tax-Exempt Fund’s Class A shares, excluding sales charge, rose 11.17% for the 12 months ended Aug. 31, 2010.

>	The Fund underperformed the Barclays Capital Municipal Bond California 2 Plus Year Index, which advanced 11.34%, and the Lipper California Municipal Debt Funds Index, which gained 12.12% for the same period.

>	A broad barometer applicable to each of the Funds, the Barclays Capital Municipal Bond Index, was up 9.78% for the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Aug. 31, 2010)

	1 year	3 years	5 years	10 years
California Tax-Exempt Fund Class A (excluding sales charge)	+11.17%	+5.55%	+4.12%	+4.73%

Barclays Capital Municipal Bond California 2 Plus Year Index (unmanaged)	+11.34%	+6.41%	+4.91%	+5.68%

Barclays Capital Municipal Bond Index (unmanaged)	+9.78%	+6.62%	+5.02%	+5.69%

Lipper California Municipal Debt Funds Index (unmanaged)	+12.12%	+4.89%	+3.78%	+4.77%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

6  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

California Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2010
Without sales charge	1 year	3 years	5 years	10 years
Class A (inception 8/18/86)	+11.17%	+5.55%	+4.12%	+4.73%

Class B (inception 3/20/95)	+10.34%	+4.77%	+3.37%	+3.94%

Class C (inception 6/26/00)	+10.55%	+4.77%	+3.38%	+3.94%

With sales charge
Class A (inception 8/18/86)	+5.88%	+3.85%	+3.11%	+4.22%

Class B (inception 3/20/95)	+5.34%	+3.85%	+3.03%	+3.94%

Class C (inception 6/26/00)	+9.55%	+4.77%	+3.38%	+3.94%

Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  7

Your Fund at a Glance (continued)

California Tax-Exempt Fund

PORTFOLIO STATISTICS

Weighted average life(1)	19.5 years

Effective duration(2)	10.3 years

(1)	Weighted average life measures a bond’s maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2)	Effective duration measures the sensitivity of a security’s price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

8  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Your Fund at a Glance

New York Tax-Exempt Fund

FUND SUMMARY

>	The New York Tax-Exempt Fund’s Class A shares, excluding sales charge, advanced 9.94% for the 12 months ended Aug. 31, 2010.

>	The Fund underperformed the Barclays Capital Municipal Bond New York 4 Plus Year Index, which rose 10.67%, and the Lipper New York Municipal Debt Funds Index, which gained 10.89% for the same period.

>	A broad barometer applicable to each of the Funds, the Barclays Capital Municipal Bond Index, was up 9.78% for the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Aug. 31, 2010)

	1 year	3 years	5 years	10 years
New York Tax-Exempt Fund Class A (excluding sales charge)	+9.94%	+5.67%	+4.18%	+4.82%

Barclays Capital Municipal Bond New York 4 Plus Year Index (unmanaged)	+10.67%	+7.13%	+5.32%	+6.07%

Barclays Capital Municipal Bond Index (unmanaged)	+9.78%	+6.62%	+5.02%	+5.69%

Lipper New York Municipal Debt Funds Index (unmanaged)	+10.89%	+5.60%	+4.21%	+5.03%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  9

Your Fund at a Glance (continued)

New York Tax-Exempt Fund

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2010
Without sales charge	1 year	3 years	5 years	10 years
Class A (inception 8/18/86)	+9.94%	+5.67%	+4.18%	+4.82%

Class B (inception 3/20/95)	+9.12%	+4.88%	+3.40%	+4.04%

Class C (inception 6/26/00)	+9.12%	+4.96%	+3.40%	+4.04%

With sales charge
Class A (inception 8/18/86)	+4.73%	+3.97%	+3.17%	+4.31%

Class B (inception 3/20/95)	+4.12%	+3.96%	+3.05%	+4.04%

Class C (inception 6/26/00)	+8.12%	+4.96%	+3.40%	+4.04%

Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

10  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

New York Tax-Exempt Fund

PORTFOLIO STATISTICS

Weighted average life(1)	18.2 years

Effective duration(2)	9.9 years

(1)	Weighted average life measures a bond’s maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2)	Effective duration measures the sensitivity of a security’s price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  11

Manager Commentary

Effective Oct. 1, 2010 Mary Grindland joined Catherine Stienstra as Associate Portfolio Manager of the Minnesota Tax-Exempt Fund.

Dear Shareholder,

Each of the Funds generated solid positive absolute gains for the 12 months ended Aug. 31, 2010. On a relative basis, the Minnesota Tax-Exempt Fund outperformed its Barclays Capital benchmark index and its Lipper peer group; the California Tax-Exempt Fund and the New York Tax-Exempt Fund underperformed both their respective Barclays Capital benchmark index and Lipper peer group during the annual period. All Fund returns are for Class A shares, excluding sales charge, and all returns are for the 12 months ended Aug. 31, 2010. All Lipper categories represent the respective Fund’s peer group.

>	Minnesota Tax-Exempt Fund gained 10.38%. The Fund outperformed the Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index, which rose 9.43%, as well as the Lipper Minnesota Municipal Debt Funds Index, which was up 9.79% for the same period.
>	California Tax-Exempt Fund rose 11.17%. The Fund underperformed the Barclays Capital Municipal Bond California 2 Plus Year Index, which advanced 11.34%, and the Lipper California Municipal Debt Funds Index, which gained 12.12% for the same period.

Minnesota Tax-Exempt Fund
QUALITY BREAKDOWN(1) (at Aug. 31, 2010)

AAA rating	18.6%

AA rating	17.9%

A rating	42.3%

BBB rating	12.6%

Non-investment grade	4.9%

Non-rated	3.7%

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 5.4% of the bond portfolio assets were determined through internal analysis.

12  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

>	New York Tax-Exempt Fund advanced 9.94%. The Fund underperformed the Barclays Capital Municipal Bond New York 4 Plus Year Index, which rose 10.67%, and the Lipper New York Municipal Debt Funds Index, which gained 10.89% for the same period.

A broad barometer applicable to each of the Funds, the Barclays Capital Municipal Bond Index, was up 9.78% for the same 12-month period.

Significant performance factors
Generating healthy positive absolute returns, the tax-exempt fixed income market significantly outperformed the U.S. equity market, represented by the Standard & Poor’s 500 Index, and also outpaced the broad taxable fixed income market, represented by the Barclays Capital U.S. Aggregate Bond Index, for the fiscal year. There was volatility in the tax-exempt fixed income market during the annual period given concerns regarding the possible contagion of peripheral Europe’s sovereign debt troubles, mixed U.S. economic data, and news coverage of state and local U.S. municipalities’ budgetary shortfalls, as revenue from sales, property, corporate and individual income taxes all declined significantly. However, more dominant were several technical factors that contributed to the tax-exempt bond market’s strength.

California Tax-Exempt Fund
QUALITY BREAKDOWN(1) (at Aug. 31, 2010)

AAA rating	6.1%

AA rating	27.0%

A rating	51.6%

BBB rating	12.3%

Non-investment grade	3.0%

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 8.8% of the bond portfolio assets were determined through internal analysis.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  13

Manager Commentary (continued)

First, the introduction of the Build America Bond (BAB) program in early 2009 ushered in a new paradigm for the tax-exempt bond market during the annual period, skewing the supply/demand equation and creating attractive technicals. The BAB program, introduced via the American Recovery and Reinvestment Act (ARRA), authorized state and local governments to issue BABs as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on BABs equal to 35% of the total coupon interest paid to investors. During the annual period, this reimbursement of borrowing costs allowed municipalities to borrow more cheaply in the taxable market than in the tax-exempt market, thereby reducing overall tax-exempt issuance.

Meanwhile, demand for tax-exempt bonds was strong, fueled in part by the absolute values offered relative to other fixed income sectors. Near-zero yields offered by money market mutual funds served to entice investors to take on somewhat more interest rate risk and longer durations to achieve higher yields. The anticipation of higher marginal personal income tax rates on the state and local levels and the possibility that the tax cuts on the top two federal tax brackets that were enacted during the

New York Tax-Exempt Fund
QUALITY BREAKDOWN(1) (at Aug. 31, 2010)

AAA rating	18.3%

AA rating	41.8%

A rating	22.0%

BBB rating	11.8%

Non-investment grade	6.1%

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 1.6% of the bond portfolio assets were determined through internal analysis.

14  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Bush Administration may expire further served to boost demand for tax-exempt bonds. In July and August 2010, the tax-exempt bond market rallied strongly, as investors appeared to be more comfortable with improving fundamentals, including lower default rates and reports of growth, albeit modest, in municipal revenues. In short, flows into municipal bond mutual funds were strong during the annual period.

Application of a global rating scale also caught the attention of municipal bond investors. In March, Moody’s and Fitch, two of the three major credit rating agencies, announced a long-anticipated launch in April 2010 of a “recalibration” of their ratings for municipal securities, based upon the more broadly-recognized global criteria used for corporate debt. The effect of this change was higher credit quality ratings for most municipal bond issuers, which, in turn, was expected to reduce borrowing costs as these issuers came to market.

As the municipal bond market rallied overall, yields were driven lower across the tax-exempt bond yield curve, or spectrum of maturities. The yield curve remained historically steep throughout the annual period, meaning yields on longer-term maturities were higher than those on shorter-term maturities. However, there was some moderate flattening of the yield curve, or narrowing of the differential between yields on longer-term and shorter-term maturities, in the last months of the annual period. Lower-quality, higher-yielding municipal bonds outperformed their higher-quality, lower-yielding counterparts, and longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities.

In our view, the combination of slowly improving credit fundamentals and strong technicals will continue to argue for municipal bonds to perform well relative to the broader fixed income market over the coming months.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  15

Manager Commentary (continued)

Given these market conditions, each of the three Funds benefited most during the annual period from their significant allocations to bonds rated A and BBB and to non-investment grade municipal bonds across a variety of sectors. A-rated, BBB-rated, and non-investment grade credits materially outperformed higher-quality tax-exempt bonds for the fiscal year.

Further boosting the three Funds’ results was the combined effect of duration and yield curve positioning. Each of the Funds had a longer average portfolio duration than its respective Barclays Capital benchmark index. Such positioning proved prudent as tax-exempt bond rates declined during the annual period. Duration is a measure of sensitivity to changes in interest rates. Each Fund also had an emphasis on securities at the longer-term end of the yield curve, specifically those bonds with maturities of between 15 and 30 years. As mentioned earlier, longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities during the annual period.

Another positive contributing factor to each of the three Funds’ performance during the annual period was a significant allocation to hospital bonds, as this was the best performing segment within each of the Funds’ respective Barclays Capital benchmark indices during the annual period. Sizable holdings in education bonds also buoyed each of the three Funds’ performance.

In addition, the California Tax-Exempt Fund benefited during the fiscal year from its sizable holdings in special tax revenue bonds. The Minnesota Tax-Exempt Fund benefited from its significant allocations to the electric sector and to local general obligation bonds. A sizable exposure to housing bonds boosted the returns of the New York Tax-Exempt Fund.

Conversely, detracting from all three Funds’ results was a short Treasury futures position held since April 2010. The position was established as a hedge against rising interest rates, anticipated initially when it appeared that the U.S. economy was emerging from recession in rather robust fashion. However, instead, what materialized was a classic flight to quality on the back of concerns regarding sovereign debt crises in peripheral Europe, Chinese government efforts to cool its economy,

16  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

financial regulatory reform legislation, the potential impact of the Gulf of Mexico Macondo well disaster, and loss of stimulus-driven momentum in domestic economic data. Evidence of the economy being in a soft patch included a downward revision to second quarter 2010 GDP from a 2.4% advance estimate to just 1.6% annualized, a significant decline from the prior two quarters. Also, regional manufacturing surveys showed signs of moderation in growth prospects for the U.S. As investor appetite for risk waned dramatically, U.S. Treasuries rallied particularly strongly, with interest rates moving lower across the yield curve.

In all three Funds, having only a modest position in transportation bonds also detracted, as this was one of the stronger performing sectors during the annual period. The California Tax-Exempt Fund was further hurt by having a lesser exposure to state general obligation bonds than its Barclays Capital benchmark index, as these general obligation bonds performed well. Individual issue selection within the non-enhanced municipal tobacco bond sector also weighed negatively on its performance. The Minnesota Tax-Exempt Fund was negatively affected by having only a modest allocation to housing bonds. Detracting from the performance of the New York Tax-Exempt Fund was having only a small position in local general obligation bonds and avoiding completely the non-enhanced municipal tobacco bond sector, which outpaced the broad tax-exempt fixed income market during the annual period.

Changes to the Funds’ portfolios
Each of the three Funds began the annual period with a duration longer than their respective Barclays Capital benchmark index, and we further lengthened the duration of each of the Funds on a gradual basis throughout the 12 months. We also increased each of the Funds’ exposure to municipal bonds rated A and BBB during the annual period. In the Minnesota Tax-Exempt Fund, we added to the Fund’s position in non-investment grade municipal bonds and reduced its exposure to municipal bonds rated AAA.

From a sector perspective, we made several adjustments based on relative value analysis, seeking those issues that supported our quality and duration strategies and making purchases and sales on an opportunistic basis. More specifically, in the California Tax-Exempt Fund, we increased exposure to hospital and higher education bonds and reduced exposure to

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  17

Manager Commentary (continued)

independent school district general obligation bonds and pre-refunded bonds.* In the Minnesota Tax-Exempt Fund, we added to allocations in sales tax revenue, hospital, public power and higher education municipal bonds. We reduced the Fund’s position in state and county general obligation bonds and in pre-refunded bonds. In the New York Tax-Exempt Fund, we increased exposure to hospital and public power municipal bonds and reduced its allocation to transportation municipal bonds.

Our future strategy
At the end of August, we view the prospects for the tax-exempt bond market to be quite attractive. We believe the tax-exempt bond market will continue to outperform U.S. Treasury securities well into 2011, due primarily to favorable supply/demand technical factors. Demand is anticipated to remain strong given widespread expectations for higher federal, and in many cases, state and local, income taxes. At the same time, new issuance of municipal bonds is expected to continue to decline. Further, although budget pressures will likely persist for state and local governments, revenues did, as mentioned earlier, increase in July and August 2010, which may indicate the beginnings of a turnaround. In our view, the combination of slowly improving credit fundamentals and strong technicals will continue to argue for municipal bonds to perform well relative to the broader fixed income market over the coming months.

We believe the Federal Reserve Board is likely to keep the targeted federal funds rate in the near-zero range for an extended period of time, and so we currently expect to maintain the Funds’ duration longer than that of their respective Barclays Capital benchmark index. Given our view of market conditions, we also believe that the tax-exempt bond yield curve may well flatten further in the months ahead and we therefore intend to maintain the Funds’ yield curve flattening bias for the near term.

As we expect the differential in yields between variously rated municipal bonds to continue to narrow over the coming months, we currently intend to seek lower-rated investment grade bonds, i.e. those with ratings in the A and BBB categories, as we go forward. We expect to maintain the Funds’ allocations to bonds in these credit categories at a moderately greater weighting than in each Fund’s respective Barclays Capital benchmark index. We also expect to continue to particularly favor

18  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

hospital bonds within the health care sector, as we do not expect the impact of health care reform legislation to be felt for some time yet. In all, we felt the Funds were well positioned at the end of August given our view of market conditions ahead.

That said, there remained several key variables at the end of the annual period that could significantly alter tax-exempt bond market conditions in the coming months. For example, it is not yet known whether the BAB program will be extended past 2010. Further, it has yet to be decided whether the Bush tax cuts will expire at the end of December. It has also yet to be seen how the pace of U.S. economic growth will fare without significant stimulus-driven momentum. We will, of course, carefully monitor these and other variables and depending on the ultimate outcome of these questions, we will not hesitate to adjust the Funds’ duration, yield curve, credit quality and/or sector positioning accordingly.

As always, and ever more so in the current environment, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to meeting the Funds’ investment objectives over the long term. Each Fund’s emphasis continues to be on generating a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

Catherine Stienstra Portfolio Manager

*	Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  19

Manager Commentary (continued)

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* or any subadviser to the Funds or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

*	Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.

20  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

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The Funds’ Long-term Performance

Minnesota Tax-Exempt Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in the Minnesota Tax-Exempt Fund Class A shares (from 9/1/00 to 8/31/10) as compared to the performance of the Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index, the Barclays Capital Municipal Bond Index and the Lipper Minnesota Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Aug. 31, 2010
	1 year	3 years	5 years	10 years
Minnesota Tax-Exempt Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,514	$11,481	$11,911	$15,474

Average annual total return	+5.14%	+4.71%	+3.56%	+4.46%

Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index(1)
Cumulative value of $10,000	$10,943	$12,395	$13,048	$17,800

Average annual total return	+9.43%	+7.42%	+5.47%	+5.94%

Barclays Capital Municipal Bond Index(2)
Cumulative value of $10,000	$10,978	$12,120	$12,774	$17,398

Average annual total return	+9.78%	+6.62%	+5.02%	+5.69%

Lipper Minnesota Municipal Debt Funds Index(3)
Cumulative value of $10,000	$10,979	$11,865	$12,362	$16,358

Average annual total return	+9.79%	+5.87%	+4.33%	+5.05%

Results for other share classes can be found on page 4.

22  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

(1)	The Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index, an unmanaged index, is a market value-weighted index of Minnesota investment-grade fixed-rate municipal bonds with maturities of three years or more.
(2)	The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance.
The Barclays Capital indices reflect reinvestment of all distributions and changes in market prices.
(3)	The Lipper Minnesota Municipal Debt Funds Index includes the 10 largest municipal debt funds in Minnesota tracked by Lipper Inc. The Lipper index’s returns include net reinvested dividends.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  23

The Fund’s Long-term Performance

California Tax-Exempt Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in the California Tax-Exempt Fund Class A shares (from 9/1/00 to 8/31/10) as compared to the performance of the Barclays Capital Municipal Bond California 2 Plus Year Index, the Barclays Capital Municipal Bond Index and the Lipper California Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Aug. 31, 2010
	1 year	3 years	5 years	10 years
California Tax-Exempt Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,588	$11,201	$11,654	$15,121

Average annual total return	+5.88%	+3.85%	+3.11%	+4.22%

Barclays Capital Municipal Bond California 2 Plus Year Index(1)
Cumulative value of $10,000	$11,134	$12,049	$12,706	$17,369

Average annual total return	+11.34%	+6.41%	+4.91%	+5.68%

Barclays Capital Municipal Bond Index(2)
Cumulative value of $10,000	$10,978	$12,120	$12,774	$17,398

Average annual total return	+9.78%	+6.62%	+5.02%	+5.69%

Lipper California Municipal Debt Funds Index(3)
Cumulative value of $10,000	$11,212	$11,540	$12,036	$15,929

Average annual total return	+12.12%	+4.89%	+3.78%	+4.77%

Results for other share classes can be found on page 7.

24  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

(1)	The Barclays Capital Municipal Bond California 2 Plus Year Index, an unmanaged index, is a market value-weighted index of California investment-grade fixed-rate municipal bonds with maturities of two years or more.
(2)	The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance.
The Barclays Capital indices reflect reinvestment of all distributions and changes in market prices.
(3)	The Lipper California Municipal Debt Funds Index includes the 30 largest municipal debt funds in California tracked by Lipper Inc. The Lipper index’s returns include net reinvested dividends.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  25

The Fund’s Long-term Performance

New York Tax-Exempt Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in the New York Tax-Exempt Fund Class A shares (from 9/1/00 to 8/31/10) as compared to the performance of the Barclays Capital Municipal Bond New York 4 Plus Year Index, the Barclays Capital Municipal Bond Index and the Lipper New York Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Aug. 31, 2010
	1 year	3 years	5 years	10 years
New York Tax-Exempt Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,473	$11,239	$11,690	$15,255

Average annual total return	+4.73%	+3.97%	+3.17%	+4.31%

Barclays Capital Municipal Bond New York 4 Plus Year Index(1)
Cumulative value of $10,000	$11,067	$12,294	$12,959	$18,020

Average annual total return	+10.67%	+7.13%	+5.32%	+6.07%

Barclays Capital Municipal Bond Index(2)
Cumulative value of $10,000	$10,978	$12,120	$12,774	$17,398

Average annual total return	+9.78%	+6.62%	+5.02%	+5.69%

Lipper New York Municipal Debt Funds Index(3)
Cumulative value of $10,000	$11,089	$11,776	$12,288	$16,335

Average annual total return	+10.89%	+5.60%	+4.21%	+5.03%

Results for other share classes can be found on page 10.

26  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

(1)	The Barclays Capital Municipal Bond New York 4 Plus Year Index, an unmanaged index, is a market value-weighted index of New York investment-grade fixed-rate municipal bonds with maturities of four years or more.
(2)	The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance.
The Barclays Capital indices reflect reinvestment of all distributions and changes in market prices.
(3)	The Lipper New York Municipal Debt Funds Index includes the 30 largest municipal debt funds in New York tracked by Lipper Inc. The Lipper index’s returns include net reinvested dividends.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  27

Fund Expenses Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which each Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Each Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Minnesota Tax-Exempt Fund

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	March 1, 2010	Aug. 31, 2010	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,053.30	$4.13		.79%

Hypothetical (5% return before expenses)	$1,000	$1,021.45	$4.07		.79%

Class B

Actual(b)	$1,000	$1,051.10	$8.10	(c)	1.55%(c	)

Hypothetical (5% return before expenses)	$1,000	$1,017.58	$7.97	(c)	1.55%(c	)

Class C

Actual(b)	$1,000	$1,049.30	$8.04		1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.63	$7.92		1.54%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Aug. 31, 2010: +5.33% for Class A, +5.11% for Class B and +4.93% for Class C.
(c)	Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2011, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.54% for Class B. Any amounts waived will not be reimbursed by the Fund. This change is effective Nov. 1, 2011. Had this change been in place for the entire six month period ended Aug. 31, 2010, the actual expenses paid would have been $8.05 for Class B; the hypothetical expenses paid would have been $7.92 for Class B. The actual and hypothetical expenses paid for Class A and Class C would have been the same as those expenses presented in the table above.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  29

Fund Expenses Examples (continued)

California Tax-Exempt Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	March 1, 2010	Aug. 31, 2010	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,063.70	$4.15	.79%

Hypothetical (5% return before expenses)	$1,000	$1,021.45	$4.07	.79%

Class B

Actual(b)	$1,000	$1,061.80	$8.09	1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.63	$7.92	1.54%

Class C

Actual(b)	$1,000	$1,061.70	$8.09	1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.63	$7.92	1.54%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Aug. 31, 2010: +6.37% for Class A, +6.18% for Class B and +6.17% for Class C.

30  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

New York Tax-Exempt Fund

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	March 1, 2010	Aug. 31, 2010	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,051.60	$4.13	.79%

Hypothetical (5% return before expenses)	$1,000	$1,021.45	$4.07	.79%

Class B

Actual(b)	$1,000	$1,047.60	$8.03	1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.63	$7.92	1.54%

Class C

Actual(b)	$1,000	$1,049.70	$8.04	1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.63	$7.92	1.54%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Aug. 31, 2010: +5.16% for Class A, +4.76% for Class B and +4.97% for Class C.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  31

Portfolio of Investments

Minnesota Tax-Exempt Fund
Aug. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Municipal Bonds (98.3%)
Issue	Coupon	Principal
description(d,e)	rate	amount		Value(a)

Advanced Refunded (3.3%)
Lake Superior Independent School District No. 381 Prerefunded Unlimited General Obligation Bonds Building Series 2002A (AGM) (School District Credit Enhancement Program)
04-01-13	5.000%	$65,000		$72,552
Minneapolis Community Planning & Economic Development Department Prerefunded Limited Tax Revenue Bonds Common Bond Fund Series 2001-2A A.M.T.
06-01-19	5.875	1,000,000		1,041,030
Minnesota Agricultural & Economic Development Board Prerefunded Revenue Bonds Health Care System Series 2000A
11-15-22	6.375	4,845,000		4,954,448
Puerto Rico Electric Power Authority Prerefunded Revenue Bonds Series 2003NN (NPFGC)
07-01-32	5.000	2,820,000	(b)	3,182,511
St. Paul Housing & Redevelopment Authority Prerefunded Revenue Bonds Community of Peace Academy Project Series 2001A
12-01-30	7.875	2,390,000		2,482,493

Total		11,733,034

Airport (3.3%)
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Senior Series 2009B A.M.T.
01-01-22	5.000	2,200,000		2,386,956
Minneapolis-St. Paul Metropolitan Airports Commission Revenue Bonds Senior Series 2010A
01-01-35	5.000	8,670,000		9,290,425

Total		11,677,381

College (13.2%)
Minnesota Higher Education Facilities Authority Revenue Bonds Bethel University 6th Series 2007R
05-01-37	5.500	6,000,000		6,022,740
Minnesota Higher Education Facilities Authority Revenue Bonds Carleton College 6th Series 2008T
01-01-28	5.000	3,000,000		3,339,990
Minnesota Higher Education Facilities Authority Revenue Bonds Carleton College Series 2010D
03-01-40	5.000	2,100,000		2,272,074
Minnesota Higher Education Facilities Authority Revenue Bonds Gustavas Adolfus College Series 2010-7B
10-01-35	4.750	1,095,000		1,120,930
Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2010E
10-01-29	5.000	400,000		413,432

See accompanying Notes to Portfolio of Investments.

32  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(d,e)	rate	amount	Value(a)

College (cont.)
Minnesota Higher Education Facilities Authority Revenue Bonds St. Benedict College Series 2008V
03-01-18	5.000%	$500,000	$556,420
03-01-23	4.750	800,000	830,144
Minnesota Higher Education Facilities Authority Revenue Bonds St. John’s University 6th Series 2005G
10-01-22	5.000	3,000,000	3,260,940
Minnesota Higher Education Facilities Authority Revenue Bonds St. John’s University 6th Series 2008U
10-01-28	4.750	1,000,000	1,057,710
10-01-33	4.750	825,000	847,259
Minnesota Higher Education Facilities Authority Revenue Bonds University of St. Thomas 6th Series 2008W
10-01-30	6.000	3,625,000	3,955,673
Minnesota Higher Education Facilities Authority Revenue Bonds University of St. Thomas 6th Series 2009X
04-01-39	5.250	4,900,000	5,178,663
Minnesota Higher Education Facilities Authority Revenue Bonds University of St. Thomas 7th Series 2009A
10-01-39	5.000	3,000,000	3,165,660
St. Cloud Housing & Redevelopment Authority Revenue Bonds State University Foundation Project Series 2002
05-01-18	5.125	3,000,000	3,165,030
University of Minnesota Revenue Bonds Series 1996A Escrowed to Maturity
07-01-21	5.500	8,500,000	10,563,969
University of Minnesota Revenue Bonds Series 2009A
04-01-34	5.125	1,000,000	1,100,240

Total		46,850,874

County (3.7%)
County of Hennepin Unlimited General Obligation Bonds Series 2008D
12-01-28	5.000	9,355,000	10,385,453
County of Ramsey Unlimited General Obligation Bonds Capital Improvement Plan Series 2007A
02-01-23	5.000	1,125,000	1,323,540
02-01-24	5.000	1,170,000	1,373,065

Total		13,082,058

Electric (17.7%)
City of Chaska Refunding Revenue Bonds Generating Facilities Series 2005A
10-01-20	5.250	1,165,000	1,282,793
10-01-30	5.000	3,800,000	3,964,236
Minnesota Municipal Power Agency Revenue Bonds Series 2004A
10-01-29	5.125	5,500,000	5,747,665
Minnesota Municipal Power Agency Revenue Bonds Series 2005
10-01-30	5.000	3,000,000	3,135,270
Minnesota Municipal Power Agency Revenue Bonds Series 2007
10-01-32	4.750	3,000,000	3,107,520
Northern Municipal Power Agency Refunding Revenue Bonds Series 1998B (AMBAC)
01-01-20	4.750	5,000,000	5,015,500

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  33

Portfolio of Investments (continued)
Minnesota Tax-Exempt Fund

Municipal Bonds (continued)
Issue	Coupon	Principal
description(d,e)	rate	amount		Value(a)

Electric (cont.)
Northern Municipal Power Agency Revenue Bonds Series 2007A (AMBAC)
01-01-26	5.000%	$2,500,000		$2,715,300
Northern Municipal Power Agency Revenue Bonds Series 2008A
01-01-21	5.000	2,500,000		2,826,850
Puerto Rico Electric Power Authority Revenue Bonds Series 2010XX
07-01-40	5.250	1,600,000	(b)	1,673,680
Southern Minnesota Municipal Power Agency Revenue Bonds Capital Appreciation Zero Coupon Series 1994A (NPFGC)
01-01-19	6.672	15,000,000	(c)	11,751,900
01-01-26	5.188	12,500,000	(c)	6,882,375
Southern Minnesota Municipal Power Agency Revenue Bonds Series 2002A (AMBAC)
01-01-17	5.250	6,000,000		7,107,360
Western Minnesota Municipal Power Agency Revenue Bonds Series 2003A (NPFGC)
01-01-26	5.000	7,250,000		7,659,770

Total		62,870,219

Health Care – Hospital (24.7%)
City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05-01-20	5.000	1,000,000		1,073,080
05-01-21	5.000	1,500,000		1,598,685
05-01-37	5.250	4,715,000		4,770,118
City of Maple Grove Revenue Bonds North Memorial Health Care Series 2005
09-01-35	5.000	2,500,000		2,492,925
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11-15-32	6.750	5,240,000		6,033,231
City of Northfield Revenue Bonds Series 2006
11-01-31	5.375	1,500,000		1,502,610
City of Rochester Revenue Bonds Olmsted Medical Center Series 2010
07-01-30	5.875	1,425,000		1,468,320
City of Shakopee Revenue Bonds St. Francis Regional Medical Center Series 2004
09-01-25	5.100	6,300,000		6,321,924
City of St. Cloud Revenue Bonds Centracare Health System Series 2010A
05-01-30	5.125	4,000,000		4,213,200
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07-01-39	5.750	4,900,000		5,015,346
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C
07-01-26	5.625	3,000,000		3,132,930
City of Stillwater Revenue Bonds Health System Obligation Group Series 2005
06-01-25	5.000	1,750,000		1,791,580

See accompanying Notes to Portfolio of Investments.

34  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(d,e)	rate	amount	Value(a)

Health Care – Hospital (cont.)
City of Winona Refunding Revenue Bonds Winona Health Obligation Group Series 2007
07-01-31	5.150%	$2,000,000	$1,904,140
County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03-01-20	5.375	1,940,000	2,006,038
03-01-21	5.375	1,045,000	1,074,688
County of Meeker Revenue Bonds Hospital Facilities Memorial Hospital Project Series 2007
11-01-27	5.750	1,000,000	1,023,470
11-01-37	5.750	2,250,000	2,260,283
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08-15-25	5.250	1,000,000	1,084,530
08-15-30	5.000	2,500,000	2,552,700
08-15-35	5.250	1,275,000	1,326,102
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03-01-40	6.500	3,500,000	3,661,420
St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2009A-1
11-15-29	5.250	5,750,000	6,027,495
St. Paul Housing & Redevelopment Authority Revenue Bonds Gillette Children’s Specialty Series 2009
02-01-27	5.000	6,145,000	6,267,408
02-01-29	5.000	2,475,000	2,512,274
St. Paul Housing & Redevelopment Authority Revenue Bonds Healtheast Project Series 2005
11-15-25	6.000	2,000,000	2,020,220
11-15-35	6.000	1,500,000	1,448,865
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05-15-23	5.250	1,000,000	1,033,800
05-15-26	5.250	1,000,000	1,011,840
05-15-36	5.250	7,500,000	7,323,600
Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12-01-34	5.000	3,525,000	3,632,125

Total		87,584,947

Health Care – Life Care Center (3.1%)
Annandale Economic Development Authority Revenue Bonds Annandale Care Center Project Series 2007A
11-01-37	5.900	3,385,000	3,252,037
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10-01-27	6.000	1,250,000	1,270,075
10-01-33	6.000	3,000,000	3,013,530
City of Rochester Refunding Revenue Bonds Madonna Towers, Inc. Project Series 2007A
11-01-28	5.875	2,050,000	2,030,628

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  35

Portfolio of Investments (continued)
Minnesota Tax-Exempt Fund

Municipal Bonds (continued)
Issue	Coupon	Principal
description(d,e)	rate	amount	Value(a)

Health Care – Life Care Center (cont.)
Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11-01-33	5.875%	$1,500,000	$1,462,815

Total		11,029,085

Health Care – Nursing Home (1.6%)
City of Fergus Falls Revenue Notes Pioneer Retirement Community Series 2010
11-15-11	4.000	1,500,000	1,503,345
City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09-01-30	6.125	840,000	857,455
09-01-36	6.250	925,000	939,116
09-01-42	6.375	2,435,000	2,476,419

Total		5,776,335

Health Care – Other (1.0%)
City of Minneapolis Revenue Bonds National Marrow Donor Program Series 2010
08-01-25	4.875	3,350,000	3,388,257

Housing – Multi-family (1.1%)
Austin Housing & Redevelopment Authority Revenue Bonds Courtyard Residence Project Series 2000A
01-01-32	7.250	2,000,000	2,001,940
City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08-01-45	7.000	2,000,000	2,024,040

Total		4,025,980

Housing – Single Family (4.9%)
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04-01-27	5.450	1,562,695	1,673,912
Minneapolis/St. Paul Housing Finance Board Revenue Bonds Single Family Housing Series 2005A-4 (GNMA/FNMA/FHLMC) A.M.T.
12-01-37	4.700	91,737	92,605
Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2002B A.M.T.
07-01-33	5.650	1,925,000	1,937,763
Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2006B A.M.T.
07-01-26	4.750	1,830,000	1,844,823
07-01-31	4.850	2,475,000	2,482,252
Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2006I A.M.T.
07-01-26	5.050	3,510,000	3,590,378
Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2006M A.M.T.
01-01-37	5.750	2,490,000	2,684,120
Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2007D A.M.T.
01-01-38	5.500	3,055,000	3,256,111

Total		17,561,964

See accompanying Notes to Portfolio of Investments.

36  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(d,e)	rate	amount		Value(a)

Lease (6.0%)
Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02-01-26	4.750%	$4,000,000		$4,435,520
St. Paul Port Authority Revenue Bonds Office Building at Cedar Street Series 2003-12
12-01-23	5.000	5,000,000		5,403,000
12-01-27	5.125	10,815,000		11,380,516

Total		21,219,036

Miscellaneous Revenue (1.9%)
City of Minneapolis Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A A.M.T.
06-01-22	5.125	1,035,000		1,069,786
06-01-28	5.000	1,500,000		1,506,705
Minneapolis Community Planning & Economic Development Department Limited Tax Revenue Bonds Common Bond Fund Series 1996-1
06-01-11	6.000	305,000		308,599
Minneapolis Community Planning & Economic Development Department Limited Tax Revenue Bonds Common Bond Fund Series 1997-7A
06-01-12	5.500	105,000		106,037
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Parking Facilities Project Series 2010A
08-01-35	5.000	1,200,000		1,237,836
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02-01-32	6.375	2,660,000		2,615,632

Total		6,844,595

Sales or Use Tax (4.8%)
County of Hennepin Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12-15-27	4.750	4,205,000		4,599,808
12-15-29	5.000	1,825,000		2,020,713
County of Hennepin Sales Tax Revenue Bonds Series 2007
12-15-33	4.750	3,000,000		3,173,940
Puerto Rico Sales Tax Financing Corp. Revenue Bonds 1st Subordinated Series 2010C
08-01-41	5.250	6,925,000	(b)	7,235,032

Total		17,029,493

School (5.8%)
Edina Independent School District No. 273 Unlimited General Obligation Bonds Series 2004
02-01-24	4.500	3,400,000	(g)	3,520,224
Lake Superior Independent School District No. 381 Unrefunded Unlimited General Obligation Bonds Building Series 2002A (AGM) (School District Credit Enhancement Program)
04-01-13	5.000	1,730,000		1,930,507
Rocori Area Schools Independent School District No. 750 Unlimited General Obligation Bonds School Building Series 2009B (School District Credit Enhancement Program)
02-01-34	4.750	9,200,000		9,790,180
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds St. Paul Academy & Summit School Series 2007
10-01-24	5.000	5,000,000		5,379,050

Total		20,619,961

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  37

Portfolio of Investments (continued)
Minnesota Tax-Exempt Fund

Municipal Bonds (continued)
Issue	Coupon	Principal
description(d,e)	rate	amount		Value(a)

Special District — Special Tax (1.1%)
City of Lakeville Revenue Bonds Series 2007
02-01-22	5.000%	$175,000		$161,425
02-01-27	5.000	225,000		207,439
Territory of Guam Revenue Bonds Section 30 Series 2009A
12-01-34	5.750	3,500,000	(b)	3,681,615

Total		4,050,479

State (1.1%)
State of Minnesota Unlimited General Obligation Bonds Series 2002
11-01-15	5.250	3,575,000		3,901,827

Total Municipal Bonds
(Cost: $325,414,336)				$349,245,525

Municipal Notes (0.2%)
		Amount
	Effective	payable at
Issue description(d,e,f)	yield	maturity		Value(a)

Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems V.R.D.N. Series 2009B-2 (JP Morgan Chase Bank)
11-15-35	0.250%	$600,000		$600,000

Total Municipal Notes
(Cost: $600,000)				$600,000

Money Market Fund (0.5%)
	Shares		Value(a)

JPMorgan Tax-Free Money Market Fund, 0.030%	1,659,599	(h)	$1,659,599

Total Money Market Fund
(Cost: $1,659,599)			1,659,599

Total Investments in Securities
(Cost: $327,673,935)(i)			$351,505,124

See accompanying Notes to Portfolio of Investments.

38  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Investments in Derivatives
Futures Contracts Outstanding at Aug. 31, 2010

	Number of			Unrealized
	contracts	Notional	Expiration	appreciation
Contract description	long (short)	market value	date	(depreciation)
U.S. Treasury Note, 5-year	(68)	$(8,232,781)	Oct. 2010	$(310,945)
U.S. Treasury Note, 10-year	(87)	(11,005,500)	Sept. 2010	(610,862)

Total				$(921,807)

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	The fund may invest in debt obligations issued by or on behalf of territories and possessions of the United States and sovereign nations within the borders of the United States. These securities amounted to 4.44% of net assets at Aug. 31, 2010.

(c)	For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(d)	The following abbreviations may be used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

ACA	—	ACA Financial Guaranty Corporation
AGCP	—	Assured Guaranty Corporation
AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	Ambac Assurance Corporation
BHAC	—	Berkshire Hathaway Assurance Corporation
BIG	—	Bond Investors Guarantee
BNY	—	Bank of New York
CGIC	—	Capital Guaranty Insurance Company
CIFG	—	IXIS Financial Guaranty
FGIC	—	Financial Guaranty Insurance Company
FHA	—	Federal Housing Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
MGIC	—	Mortgage Guaranty Insurance Corporation
NPFGC	—	National Public Finance Guarantee Corporation
TCRS	—	Transferable Custodial Receipts
XLCA	—	XL Capital Assurance

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  39

Portfolio of Investments (continued)
Minnesota Tax-Exempt Fund

Notes to Portfolio of Investments (continued)

(e)	The following abbreviations may be used in the portfolio descriptions:

A.M.T.	—	Alternative Minimum Tax — At Aug. 31, 2010, the value of securities subject to alternative minimum tax represented 6.16% of net assets.
B.A.N.	—	Bond Anticipation Note
C.P.	—	Commercial Paper
R.A.N.	—	Revenue Anticipation Note
T.A.N.	—	Tax Anticipation Note
T.R.A.N.	—	Tax & Revenue Anticipation Note
V.R.	—	Variable Rate
V.R.D.B.	—	Variable Rate Demand Bond
V.R.D.N.	—	Variable Rate Demand Note

(f)	The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2010.

(g)	At Aug. 31, 2010, investments in securities included securities valued at $256,426 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(h)	The rate shown is the seven-day current annualized yield at Aug. 31, 2010.

(i)	At Aug. 31, 2010, the cost of securities for federal income tax purposes was $328,398,480 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,482,020
Unrealized depreciation	(375,376)

Net unrealized appreciation	$23,106,644

40  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  41

Portfolio of Investments (continued)
Minnesota Tax-Exempt Fund

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Aug. 31, 2010:

	Fair value at Aug. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Municipal Bonds	$—	$349,245,525	$—	$349,245,525

Total Bonds	—	349,245,525	—	349,245,525

Other
Municipal Notes	—	600,000	—	600,000
Unaffiliated Money Market Fund(c)	1,659,599	—	—	1,659,599

Total Other	1,659,599	600,000	—	2,259,599

Investments in Securities	1,659,599	349,845,525	—	351,505,124
Other Financial Instruments(d)	(921,807)	—	—	(921,807)

Total	$737,792	$349,845,525	$—	$350,583,317

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Aug. 31, 2010.

(d)	Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

42  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  43

Portfolio of Investments

California Tax-Exempt Fund
Aug. 31, 2010
(Percentages represent value of investments compared to net assets)

Investment in Securities

Municipal Bonds (97.5%)
	Coupon	Principal
Issue description(c,d)	rate	amount	Value(a)

Advanced Refunded (1.8%)
Beaumont Financing Authority Prerefunded Revenue Bonds Series 2000A
09-01-32	7.375%	$1,955,000	$1,994,100
Los Angeles Harbor Department Revenue Bonds Series 1988 Escrowed to Maturity
10-01-18	7.600	725,000	883,014

Total		2,877,114

Airport (1.4%)
County of Sacramento Revenue Bonds Senior Series 2009B
07-01-39	5.750	2,000,000	2,204,980

City (1.1%)
City of Martinez Unlimited General Obligation Bonds Election of 2008 Series 2009A
08-01-34	5.000	1,560,000	1,672,351

College (8.8%)
California Educational Facilities Authority Revenue Bonds Loyola Marymount University Series 2010A
10-01-40	5.125	850,000	882,156
California Municipal Finance Authority Revenue Bonds Biola University Series 2008
10-01-28	5.800	2,000,000	2,131,020
California Municipal Finance Authority Revenue Bonds Loma Linda University Series 2007
04-01-32	4.750	2,300,000	2,281,508
California State University Revenue Bonds Systemwide Series 2009A
11-01-29	5.250	3,000,000	3,288,329
California Statewide Communities Development Authority Revenue Bonds Polytechnic School Series 2009
12-01-34	5.000	500,000	514,895
California Statewide Communities Development Authority Revenue Bonds Thomas Jefferson School of Law Series 2008A
10-01-38	7.250	1,000,000	1,045,550
University of California Revenue Bonds General Series 2009Q
05-15-34	5.000	1,750,000	1,888,933
University of California Revenue Bonds Series 2008D
05-15-27	5.000	1,500,000	1,594,035

Total		13,626,426

Electric (3.2%)
City of Vernon Revenue Bonds Series 2009A
08-01-21	5.125	1,500,000	1,618,695

See accompanying Notes to Portfolio of Investments.

44  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(c,d)	rate	amount		Value(a)

Electric (cont.)
Puerto Rico Electric Power Authority Revenue Bonds Series 2010XX
07-01-40	5.250%	$725,000	(e)	$758,386
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC)
01-01-29	5.000	2,500,000		2,616,100

Total		4,993,181

Health Care – Hospital (21.8%)
California Health Facilities Financing Authority Refunding Revenue Bonds Cedars-Sinai Medical Center Series 2005
11-15-34	5.000	1,525,000		1,542,294
California Health Facilities Financing Authority Revenue Bonds Adventist Health System West Series 2009A
09-01-39	5.750	3,000,000		3,145,950
California Health Facilities Financing Authority Revenue Bonds Cedars-Sinai Medical Center Series 2009
08-15-39	5.000	1,500,000		1,518,330
California Health Facilities Financing Authority Revenue Bonds Providence Health & Services Series 2008C
10-01-28	6.250	500,000		581,905
10-01-38	6.500	1,500,000		1,737,675
California Health Facilities Financing Authority Revenue Bonds Providence Health & Services Series 2009B
10-01-39	5.500	3,200,000		3,436,320
California Health Facilities Financing Authority Revenue Bonds Scripps Health Series 2008A
10-01-22	5.000	3,250,000		3,525,048
California Health Facilities Financing Authority Revenue Bonds Sutter Health Series 2008A
08-15-30	5.000	2,500,000		2,569,300
California Municipal Finance Authority Revenue Bonds Community Hospital Center Series 2009
02-01-39	5.500	3,250,000		3,212,528
California Statewide Communities Development Authority Revenue Bonds Catholic Healthcare West Series 2008B
07-01-30	5.500	1,975,000		2,085,185
California Statewide Communities Development Authority Revenue Bonds Daughters of Charity Health Series 2005A
07-01-30	5.250	1,315,000		1,205,684
California Statewide Communities Development Authority Revenue Bonds John Muir Health Series 2006A
08-15-32	5.000	2,450,000		2,467,493
California Statewide Communities Development Authority Revenue Bonds Kaiser Permanente Series 2006B
03-01-45	5.250	1,000,000		1,008,550
City of Turlock Certificate of Participation Emanuel Medical Center Series 2007A
10-15-31	5.125	3,930,000		3,709,487
Sierra View Local Health Care District Revenue Bonds Series 2007
07-01-37	5.250	2,000,000		1,979,960

Total		33,725,709

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  45

Portfolio of Investments (continued)
California Tax-Exempt Fund

Municipal Bonds (continued)
	Coupon	Principal
Issue description(c,d)	rate	amount		Value(a)

Housing – Other (1.0%)
California Statewide Communities Development Authority Revenue Bonds CHF — Irvine LLC — UCI East Campus Series 2008
05-15-32	5.750%	$1,500,000		$1,563,300

Housing – Single Family (1.2%)
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006H (FGIC) A.M.T.
08-01-30	5.750	1,250,000		1,278,100
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006K A.M.T.
02-01-42	5.500	645,000		660,564

Total		1,938,664

Lease (2.6%)
Los Angeles Municipal Improvement Corp. Revenue Bonds Series 2008B
09-01-38	5.000	3,000,000		3,071,490
San Mateo County Board of Education Refunding Certificate of Participation Series 2009
06-01-35	5.250	1,000,000		1,036,110

Total		4,107,600

Miscellaneous Revenue (3.6%)
California Infrastructure & Economic Development Bank Revenue Bonds Series 2008
02-01-33	5.250	2,600,000		2,695,004
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Senior Series 2007A-1
06-01-47	5.125	4,430,000		2,982,409

Total		5,677,413

Port District (0.6%)
Port of Oakland Unrefunded Revenue Bonds Series 2000K (NPFGC/FGIC) A.M.T.
11-01-18	5.625	995,000		996,433

School (14.9%)
Alhambra Unified School District Unlimited General Obligation Bonds Capital Appreciation Zero Coupon Series 1999A (AGM)
09-01-22	5.950	1,055,000	(b)	598,301
Centinela Valley Union High School District Unlimited General Obligation Bonds Series 2002A (NPFGC)
08-01-31	5.250	2,000,000		2,134,340
Chabot-Las Positas Community College District Unlimited General Obligation Bonds Capital Appreciation Election of 2004 Zero Coupon Series 2006B (AMBAC)
08-01-19	4.745	1,000,000	(b)	693,680
Encinitas Union School District Unlimited General Obligation Bonds Capital Appreciation Zero Coupon Series 1996 (NPFGC)
08-01-15	5.850	2,500,000	(b)	2,190,950
Lakeside Union Elementary School District Unlimited General Obligation Bonds Series 2009
08-01-33	5.000	1,750,000		1,821,453
Los Angeles Community College District Unlimited General Obligation Bonds Election of 2001 Series 2008E-1
08-01-28	5.000	2,000,000		2,189,880
Menifee Union School District Unlimited General Obligation Bonds Election of 2008 Series 2008A
08-01-33	5.500	3,125,000		3,378,593

See accompanying Notes to Portfolio of Investments.

46  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(c,d)	rate	amount		Value(a)

School (cont.)
Merced Community College District Refunding Revenue Bonds School Facilities Financing Authority Series 2006 (NPFGC)
08-01-21	5.000%	$700,000		$827,561
San Bernardino Community College District Unlimited General Obligation Bonds Election of 2002 Series 2008A
08-01-33	6.250	1,000,000		1,166,110
San Diego Community College District Unlimited General Obligation Bonds Election of 2006 Series 2007 (AGM)
08-01-30	5.000	2,500,000		2,684,025
San Juan Unified School District Unlimited General Obligation Bonds Capital Appreciation Zero Coupon Series 1999 (AGM)
08-01-21	5.680	820,000	(b)	521,897
08-01-24	5.700	1,810,000	(b)	951,300
San Mateo County Community College District Unlimited General Obligation Bonds Election of 2001 Series 2002A (NPFGC/FGIC)
09-01-18	5.375	1,000,000	(g)	1,088,150
Simi Valley School Financing Authority Refunding Revenue Bonds Unified School District Series 2007 (AGM)
08-01-23	5.000	1,500,000		1,703,745
Twin Rivers Unified School District Unlimited General Obligation Bonds Election of 2006 Series 2008 (AGM)
08-01-25	5.000	1,000,000		1,100,730

Total		23,050,715

Special District – Assessment (1.1%)
Anaheim Community Facilities District No. 06-2 Special Tax Bonds Stadium Lofts Series 2007
09-01-37	5.000	1,000,000		835,700
Orange Unified School District No. 2005-2 Community Facilities Special Tax Bonds Del Rio School Facilities Series 2007
09-01-37	5.000	1,000,000		818,970

Total		1,654,670

Special District – Tax Allocation (11.8%)
Bakersfield Redevelopment Agency Tax Allocation Bonds Old Town Kern Pioneer Series 2009A
08-01-29	7.500	1,615,000		1,654,858
Bakersfield Redevelopment Agency Tax Allocation Bonds Southeast Bakersfield Series 2009B
08-01-29	7.250	720,000		750,125
Folsom Redevelopment Agency Tax Allocation Bonds Central Folsom Redevelopment Project Series 2009
08-01-29	5.125	800,000		808,808
08-01-36	5.500	800,000		801,072
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC)
05-01-23	5.250	1,100,000		1,120,768
Lammersville School District No. 2002 Community Facilities Special Tax Bonds Mountain House Series 2006
09-01-35	5.125	1,000,000		874,590

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  47

Portfolio of Investments (continued)
California Tax-Exempt Fund

Municipal Bonds (continued)
	Coupon	Principal
Issue description(c,d)	rate	amount		Value(a)

Special District – Tax Allocation (cont.)
Oakley Redevelopment Agency Subordinated Revenue Bonds Oakley Redevelopment Project Area Series 2008A (AMBAC)
09-01-38	5.000%	$1,750,000		$1,625,733
Palmdale Civic Authority Refunding Revenue Bonds Redevelopment Project No. 1 Series 2009A
07-01-27	6.000	2,780,000		3,021,831
Pittsburg Redevelopment Agency Tax Allocation Bonds Los Medanos Community Development Project Zero Coupon Series 1999 (AMBAC)
08-01-24	6.050	2,100,000	(b)	941,787
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds Housing Set Aside Series 2007A (NPFGC)
09-01-34	5.000	2,200,000		2,099,460
Riverside County Redevelopment Agency Tax Allocation Bonds Housing Series 2010A
10-01-39	6.000	1,350,000		1,401,638
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay North Redevelopment Series 2009C
08-01-29	6.000	500,000		540,825
08-01-39	6.500	1,625,000		1,791,173
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08-01-29	6.375	500,000		543,325
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Redevelopment Projects Series 2009B
08-01-28	6.125	310,000		340,442

Total		18,316,435

State (12.9%)
State of California Unlimited General Obligation Bonds Series 2003
02-01-21	5.000	3,000,000		3,258,750
State of California Unlimited General Obligation Bonds Series 2004
02-01-22	5.000	1,000,000		1,085,170
State of California Unlimited General Obligation Bonds Various Purpose Series 2003
11-01-24	5.125	2,000,000		2,160,320
State of California Unlimited General Obligation Bonds Various Purpose Series 2010
03-01-24	5.250	1,000,000		1,123,380
03-01-30	5.250	1,000,000		1,063,030
03-01-40	5.500	2,000,000		2,146,840
State of California Unlimited General Obligation Bonds Veterans Series 2000BJ-RMKT A.M.T.
12-01-13	5.050	1,435,000		1,462,638
12-01-14	5.150	2,535,000		2,535,000
State of California Unlimited General Obligation Refunding Bonds Series 2007
08-01-30	4.500	3,340,000		3,241,470

See accompanying Notes to Portfolio of Investments.

48  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(c,d)	rate	amount	Value(a)

State (cont.)
State of California Unlimited General Obligation Refunding Bonds Various Purpose Series 2008
04-01-38	5.000%	$2,000,000	$2,022,560
State of California Unrefunded Unlimited General Obligation Bonds Series 2004
04-01-29	5.300	2,000	2,064

Total		20,101,222

Toll Road (0.7%)
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01-01-33	5.000	1,400,000	1,147,398

Water & Sewer (9.0%)
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC)
02-01-33	4.750	2,795,000	2,877,424
Eastern Municipal Water District Certificate of Participation Series 2008H
07-01-33	5.000	1,000,000	1,061,790
Eastern Municipal Water District Special Tax Bonds District No. 2004-27 Cottonwood Series 2006
09-01-27	5.000	200,000	181,644
09-01-36	5.000	500,000	424,715
Los Angeles Department of Water & Power Revenue Bonds Series 2009A
07-01-34	5.375	2,495,000	2,767,654
Rowland Water District Certificate of Participation Recycled Water Project Series 2008
12-01-39	6.250	2,235,000	2,488,851
Semitropic Improvement District Revenue Bonds Series 2004A (XLCA)
12-01-28	5.000	2,000,000	2,126,020
Turlock Public Financing Authority Revenue Bonds Series 2008
05-01-32	4.750	2,000,000	2,058,140

Total		13,986,238

Total Municipal Bonds
(Cost: $143,784,554) $151,639,849

Money Market Fund (1.5%)
	Shares		Value(a)

JPMorgan Tax-Free Money Market Fund, 0.030%	2,353,778	(f)	$2,353,778

Total Money Market Fund
(Cost: $2,353,778)			$2,353,778

Total Investments in Securities
(Cost: $146,138,332)(h)			$153,993,627

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  49

Portfolio of Investments (continued)
California Tax-Exempt Fund

Investments in Derivatives

Futures Contracts Outstanding at Aug. 31, 2010

	Number of			Unrealized
	contracts	Notional	Expiration	appreciation
Contract description	long (short)	market value	date	(depreciation)
U.S. Treasury Note, 5-year	(32)	$(3,874,250)	Oct. 2010	$(146,485)
U.S. Treasury Note, 10-year	(40)	(5,060,000)	Sept. 2010	(281,106)

Total				$(427,591)

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c)	The following abbreviations may be used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

ACA	— ACA Financial Guaranty Corporation
AGCP	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal Corporation
AMBAC	— Ambac Assurance Corporation
BHAC	— Berkshire Hathaway Assurance Corporation
BIG	— Bond Investors Guarantee
BNY	— Bank of New York
CGIC	— Capital Guaranty Insurance Company
CIFG	— IXIS Financial Guaranty
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Authority
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
MGIC	— Mortgage Guaranty Insurance Corporation
NPFGC	— National Public Finance Guarantee Corporation
TCRS	— Transferable Custodial Receipts
XLCA	— XL Capital Assurance

50  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(d)	The following abbreviations may be used in the portfolio descriptions:

A.M.T.	— Alternative Minimum Tax — At Aug. 31, 2010, the value of securities subject to alternative minimum tax represented 4.46% of net assets.
B.A.N.	— Bond Anticipation Note
C.P.	— Commercial Paper
R.A.N.	— Revenue Anticipation Note
T.A.N.	— Tax Anticipation Note
T.R.A.N.	— Tax & Revenue Anticipation Note
V.R.	— Variable Rate
V.R.D.B.	— Variable Rate Demand Bond
V.R.D.N.	— Variable Rate Demand Note

(e)	The fund may invest in debt obligations issued by or on behalf of territories and possessions of the United States and sovereign nations within the borders of the United States. These securities amounted to 0.49% of net assets at Aug. 31, 2010.

(f)	The rate shown is the seven-day current annualized yield at Aug. 31, 2010.

(g)	At Aug. 31, 2010, investments in securities included securities valued at $111,685 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(h)	At Aug. 31, 2010, the cost of securities for federal income tax purposes was $146,600,239 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,636,597
Unrealized depreciation	(1,243,209)

Net unrealized appreciation	$7,393,388

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  51

Portfolio of Investments (continued)
California Tax-Exempt Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

52  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Aug. 31, 2010:

	Fair value at Aug. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Municipal Bonds	$—	$151,639,849	$—	$151,639,849

Total Bonds	—	151,639,849	—	151,639,849

Other
Unaffiliated Money Market Fund(c)	2,353,778	—	—	2,353,778

Total Other	2,353,778	—	—	2,353,778

Investments in Securities	2,353,778	151,639,849	—	153,993,627
Other Financial Instruments(d)	(427,591)	—	—	(427,591)

Total	$1,926,187	$151,639,849	$—	$153,566,036

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Aug. 31, 2010.

(d)	Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  53

Portfolio of Investments (continued)
California Tax-Exempt Fund

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

54  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments

New York Tax-Exempt Fund
Aug. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Municipal Bonds (98.7%)
	Coupon	Principal
Issue description(b,c)	rate	amount	Value(a)

Advanced Refunded (2.2%)
Metropolitan Transportation Authority Prerefunded Revenue Bonds Series 1998A (FGIC)
04-01-28	4.750%	$1,000,000	$1,181,590

City (2.1%)
City of New York Unlimited General Obligation Bonds Series 2010B
08-01-21	5.000	500,000	599,695
City of New York Unrefunded Unlimited General Obligation Bonds Series 2002E
08-01-16	5.750	500,000	542,885

Total		1,142,580

College (32.6%)
City of Troy Revenue Bonds Rensselaer Polytechnic Series 2010A
09-01-30	5.000	500,000	522,415
Dutchess County Industrial Development Agency Refunding Revenue Bonds Bard College Civic Facilities Series 2007A-1
08-01-22	5.000	500,000	523,470
Nassau County Industrial Development Agency Refunding Revenue Bonds New York Institute of Technology Project Series 2000A
03-01-26	4.750	485,000	502,256
New York City Trust for Cultural Resources Revenue Bonds Juilliard School Series 2009A
01-01-34	5.000	1,000,000	1,091,700
New York State Dormitory Authority Revenue Bonds Brooklyn Law School Series 2003B (XLCA)
07-01-30	5.125	1,000,000	1,024,680
New York State Dormitory Authority Revenue Bonds City University Consolidated 5th General Resources Series 2008B
07-01-27	5.000	1,000,000	1,087,660
New York State Dormitory Authority Revenue Bonds Consolidated City University System Series 1993A
07-01-13	5.750	2,400,000	2,605,271
New York State Dormitory Authority Revenue Bonds Cornell University Series 2006A
07-01-31	5.000	1,000,000	1,105,870
New York State Dormitory Authority Revenue Bonds Education Series 2008B
03-15-38	5.250	1,000,000	1,104,870
New York State Dormitory Authority Revenue Bonds Manhattan Marymount College Series 2009
07-01-29	5.250	500,000	518,195
New York State Dormitory Authority Revenue Bonds Mt. Sinai School of Medicine New York University Series 2007 (NPFGC)
07-01-37	4.500	1,000,000	956,980

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  55

Portfolio of Investments (continued)
New York Tax-Exempt Fund

Municipal Bonds (continued)
	Coupon	Principal
Issue description(b,c)	rate	amount		Value(a)

College (cont.)
New York State Dormitory Authority Revenue Bonds Rochester Institute of Technology Series 2008A
07-01-33	6.000%	$1,000,000		$1,126,850
New York State Dormitory Authority Revenue Bonds Rockefeller University Series 2009C
07-01-40	5.000	1,000,000		1,093,990
New York State Dormitory Authority Revenue Bonds Teacher’s College Series 2009
03-01-39	5.500	500,000		539,390
New York State Dormitory Authority Revenue Bonds University of Rochester Series 2009A
07-01-39	5.125	900,000		966,357
New York State Dormitory Authority Revenue Bonds Yeshiva University Series 2009
09-01-38	5.000	1,500,000		1,589,160
New York State Dormitory Authority Unrefunded Revenue Bonds Series 1990B
05-15-11	7.500	645,000		675,883
Seneca County Industrial Development Agency Revenue Bonds New York Chiropractic College Series 2007
10-01-27	5.000	750,000		763,845

Total		17,798,842

County (2.7%)
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC)
03-01-15	6.000	1,250,000		1,473,525

Electric (2.1%)
Long Island Power Authority Revenue Bonds Series 2009A
04-01-23	5.000	750,000		836,888
Puerto Rico Electric Power Authority Revenue Bonds Series 2010XX
07-01-40	5.250	300,000	(e)	313,815

Total		1,150,703

Health Care – Hospital (11.1%)
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A
11-15-27	5.250	1,000,000		1,015,500
New York State Dormitory Authority Revenue Bonds Mount Sinai Hospital Series 2010A
07-01-26	5.000	675,000		720,623
New York State Dormitory Authority Revenue Bonds New York University Hospital Center Series 2006A
07-01-20	5.000	500,000		527,620
New York State Dormitory Authority Revenue Bonds New York University Hospital Center Series 2007B
07-01-24	5.250	640,000		677,184
New York State Dormitory Authority Revenue Bonds North Shore Long Island Jewish Heath System Series 2009A
05-01-37	5.500	750,000		790,620
New York State Dormitory Authority Revenue Bonds Orange Regional Medical Center Series 2008
12-01-29	6.125	1,250,000		1,289,425

See accompanying Notes to Portfolio of Investments.

56  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(b,c)	rate	amount		Value(a)

Health Care – Hospital (cont.)
New York State Dormitory Authority Revenue Bonds Sloan-Kettering Memorial Center Series 2006-1
07-01-35	5.000%	$1,000,000		$1,044,640

Total		6,065,612

Health Care – Life Care Center (1.5%)
Ulster County Industrial Development Agency Revenue Bonds Series 2007A
09-15-42	6.000	1,000,000		839,780

Housing – Multi-family (0.9%)
New York City Housing Development Corp. Revenue Bonds Series 2009M
11-01-45	5.150	500,000		512,610

Housing – Single Family (4.2%)
New York Mortgage Agency Revenue Bonds Series 2002-101 A.M.T.
04-01-32	5.400	1,135,000		1,141,345
New York Mortgage Agency Revenue Bonds Series 2007-140 A.M.T.
10-01-21	4.600	500,000		510,520
New York Mortgage Agency Revenue Bonds Series 2007-143 A.M.T.
10-01-27	4.850	675,000		675,351

Total		2,327,216

Lease (0.9%)
New York City Industrial Development Agency Revenue Bonds Terminal One Group Association Project Series 2005 A.M.T.
01-01-24	5.500	500,000		520,315

Miscellaneous Revenue (8.8%)
Metropolitan Transportation Authority Revenue Bonds Series 2005F
11-15-35	5.000	500,000		516,375
Metropolitan Transportation Authority Revenue Bonds Series 2006A
11-15-22	5.000	750,000		824,429
Metropolitan Transportation Authority Revenue Bonds Series 2009A
11-15-26	5.300	700,000		805,861
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01-01-24	5.000	500,000		507,555
New York City Industrial Development Agency Revenue Bonds Yankee Stadium Pilot Series 2009
03-01-49	7.000	250,000		295,798
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2010-1A
10-01-17	5.000	250,000		303,068
New York City Trust for Cultural Resources Revenue Bonds Lincoln Center Series 2008C
12-01-18	5.250	750,000		903,982
Seneca Nation Indians Capital Improvements Authority Revenue Bonds Series 2007A
12-01-16	5.250	500,000	(d,e)	461,375
12-01-23	5.000	250,000	(d,e)	207,533

Total		4,825,976

See accompanying Notes to Portfolio of Investments.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  57

Portfolio of Investments (continued)
New York Tax-Exempt Fund

Municipal Bonds (continued)
	Coupon	Principal
Issue description(b,c)	rate	amount		Value(a)

Port District (3.9%)
Port Authority of New York & New Jersey Revenue Bonds Consolidated 143rd Series 2006 (AGM) A.M.T.
10-01-21	5.000%	$1,000,000		$1,077,290
Port Authority of New York & New Jersey Revenue Bonds Consolidated 146th Series 2006 (AGM) A.M.T.
12-01-23	4.500	500,000		515,350
Port Authority of New York & New Jersey Revenue Bonds Consolidated 147th Series 2007 (NPFGC/FGIC) A.M.T.
10-15-26	5.000	500,000		525,250

Total		2,117,890

Sales or Use Tax (2.1%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds 1st Subordinated Series 2010C
08-01-41	5.250	1,100,000	(e)	1,149,247

Special District – Special Tax (5.4%)
Metropolitan Transportation Authority Revenue Bonds Series 2009B
11-15-34	5.000	1,500,000		1,615,680
New York City Transitional Finance Authority Revenue Bonds Fiscal 2009 Series 2009S-5
01-15-32	5.000	1,000,000		1,071,980
New York State Dormitory Authority Revenue Bonds Education Series 2005F
03-15-23	5.000	250,000		281,030

Total		2,968,690

Toll Road (7.5%)
New York State Thruway Authority Revenue Bonds Series 2007H (NPFGC/FGIC)
01-01-23	5.000	500,000		561,870
New York State Thruway Authority Revenue Bonds Series 2009A-1
04-01-29	5.000	1,000,000		1,101,780
New York State Thruway Authority Revenue Bonds Transportation Series 2008A
03-15-28	5.000	1,000,000		1,116,920
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2002B
11-15-29	5.125	1,000,000		1,070,180
Triborough Bridge & Tunnel Authority Revenue Bonds Series 2008C
11-15-38	5.000	250,000		267,508

Total		4,118,258

Water & Sewer (10.7%)
Erie County Water Authority Revenue Bonds 4th Resolution Series 2007 (NPFGC)
12-01-34	4.750	500,000		521,770
New York City Municipal Water Finance Authority Revenue Bonds Fiscal 2009 Series 2008A
06-15-40	5.750	1,000,000		1,151,440
New York City Municipal Water Finance Authority Revenue Bonds Series 2008CC
06-15-34	5.000	1,500,000		1,603,590
New York City Municipal Water Finance Authority Revenue Bonds Series 2008DD
06-15-38	4.500	500,000		507,855

See accompanying Notes to Portfolio of Investments.

58  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Municipal Bonds (continued)
	Coupon	Principal
Issue description(b,c)	rate	amount	Value(a)

Water & Sewer (cont.)
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Project Series 2002B
06-15-31	5.000%	$1,000,000	$1,025,910
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Project Series 2002K
06-15-28	5.000	1,000,000	1,057,660

Total		5,868,225

Total Municipal Bonds
(Cost: $50,324,503) $54,061,059

Money Market Fund (0.1%)
	Shares		Value(a)

JPMorgan Tax-Free Money Market Fund, 0.030%	65,899	(f)	$65,899

Total Money Market Fund
(Cost: $65,899)			$65,899

Total Investments in Securities
(Cost: $50,390,402)(g)			$54,126,958

Investments in Derivatives

At Aug. 31, 2010, $28,400 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.

Futures Contracts Outstanding at Aug. 31, 2010

	Number of			Unrealized
	contracts	Notional	Expiration	appreciation
Contract description	long (short)	market value	date	(depreciation)
U.S. Treasury Note, 5-year	(11)	$(1,331,773)	Oct. 2010	$(49,571)
U.S. Treasury Note, 10-year	(14)	(1,771,000)	Sept. 2010	(98,341)

Total				$(147,912)

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	The following abbreviations may be used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

ACA	— ACA Financial Guaranty Corporation
AGCP	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal Corporation
AMBAC	— Ambac Assurance Corporation
BHAC	— Berkshire Hathaway Assurance Corporation
BIG	— Bond Investors Guarantee
BNY	— Bank of New York

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  59

Portfolio of Investments (continued)
New York Tax-Exempt Fund

Notes to Portfolio of Investments (continued)

CGIC	— Capital Guaranty Insurance Company
CIFG	— IXIS Financial Guaranty
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Authority
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
MGIC	— Mortgage Guaranty Insurance Corporation
NPFGC	— National Public Finance Guarantee Corporation
TCRS	— Transferable Custodial Receipts
XLCA	— XL Capital Assurance

(c)	The following abbreviations may be used in the portfolio descriptions:

A.M.T.	—	Alternative Minimum Tax — At Aug. 31, 2010, the value of securities subject to alternative minimum tax represented 9.06% of net assets.
B.A.N.	—	Bond Anticipation Note
C.P.	—	Commercial Paper
R.A.N.	—	Revenue Anticipation Note
T.A.N.	—	Tax Anticipation Note
T.R.A.N.	—	Tax & Revenue Anticipation Note
V.R.	—	Variable Rate
V.R.D.B.	—	Variable Rate Demand Bond
V.R.D.N.	—	Variable Rate Demand Note

(d)	Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2010, the value of these securities amounted to $668,908 or 1.22% of net assets.

(e)	The fund may invest in debt obligations issued by or on behalf of territories and possessions of the United States and sovereign nations within the borders of the United States. These securities amounted to 3.89% of net assets at Aug. 31, 2010.

(f)	The rate shown is the seven-day current annualized yield at Aug. 31, 2010.

(g)	At Aug. 31, 2010, the cost of securities for federal income tax purposes was $50,528,945 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,880,340
Unrealized depreciation	(282,327)

Net unrealized appreciation	$3,598,013

60  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  61

Portfolio of Investments (continued)
New York Tax-Exempt Fund

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Aug. 31, 2010:

	Fair value at Aug. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Municipal Bonds	$—	$54,061,059	$—	$54,061,059

Total Bonds	—	54,061,059	—	54,061,059

Other
Unaffiliated Money Market Fund(c)	65,899	—	—	65,899

Total Other	65,899	—	—	65,899

Investments in Securities	65,899	54,061,059	—	54,126,958
Other Financial Instruments(d)	(147,912)	—	—	(147,912)

Total	$(82,013)	$54,061,059	$—	$53,979,046

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Aug. 31, 2010.

(d)	Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

62  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Statements of Assets and Liabilities

	Columbia	RiverSource	RiverSource
	Minnesota	California	New York
	Tax-Exempt	Tax-Exempt	Tax-Exempt
Aug. 31, 2010	Fund	Fund	Fund
Assets
Investments in securities, at value (identified cost $326,014,336, $143,784,554 and $50,324,503)	$349,845,525	$151,639,849	$54,061,059
Money market fund (identified cost $1,659,599, $2,353,778 and $65,899)	1,659,599	2,353,778	65,899

Total investments in securities (identified cost $327,673,935, $146,138,332 and $50,390,402)	351,505,124	153,993,627	54,126,958
Capital shares receivable	189,336	32,551	15,188
Accrued interest receivable	4,180,659	1,891,338	738,561
Receivable for investment securities sold	26,651	—	—
Receivable from Investment Manager	329	345	343
Margin deposits on futures contracts	—	—	28,400

Total assets	355,902,099	155,917,861	54,909,450

Liabilities
Dividends payable to shareholders	303,407	141,814	46,868
Capital shares payable	141,555	118,070	2,360
Variation margin payable on futures contracts	53,937	25,000	8,695
Accrued investment management services fees	3,916	1,748	615
Accrued distribution fees	2,966	1,174	424
Accrued transfer agency fees	1,082	422	179
Accrued administrative services fees	681	298	105
Other accrued expenses	66,764	62,752	53,191

Total liabilities	574,308	351,278	112,437

Net assets applicable to outstanding shares	$355,327,791	$155,566,583	$54,797,013

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  63

Statement of Assets and Liabilities (continued)

	Columbia	RiverSource	RiverSource
	Minnesota	California	New York
	Tax-Exempt	Tax-Exempt	Tax-Exempt
Aug. 31, 2010	Fund	Fund	Fund
Represented by
Shares of beneficial interest — $.01 par value	$649,511	$301,514	$106,827
Additional paid-in capital	332,683,936	150,396,205	51,976,267
Undistributed net investment income	165,051	91,092	26,967
Accumulated net realized gain (loss)	(1,080,089)	(2,649,932)	(901,692)
Unrealized appreciation (depreciation) on investments	22,909,382	7,427,704	3,588,644

Total — representing net assets applicable to outstanding shares	$355,327,791	$155,566,583	$54,797,013

Net assets applicable to outstanding shares:	Class A		$329,334,780	$150,279,608	$52,428,136
	Class B		$5,767,557	$1,787,095	$1,330,181
	Class C		$20,225,454	$3,499,880	$1,038,696
Outstanding shares of beneficial interest:	Class A		60,200,883	29,127,363	10,220,753
	Class B		1,053,321	346,584	259,423
	Class C		3,696,926	677,462	202,525
Net asset value per share:	Class A	(1)	$5.47	$5.16	$5.13
	Class B		$5.48	$5.16	$5.13
	Class C		$5.47	$5.17	$5.13

(1)	The maximum offering price per share for Class A for Columbia Minnesota Tax-Exempt Fund, RiverSource California Tax-Exempt Fund and RiverSource New York Tax-Exempt Fund is $5.74, $5.42 and $5.39, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

64  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Statements of Operations

	Columbia	RiverSource	RiverSource
	Minnesota	California	New York
	Tax-Exempt	Tax-Exempt	Tax-Exempt
Year ended Aug. 31, 2010	Fund	Fund	Fund
Investment income
Income:
Interest	$16,407,160	$8,217,862	$2,671,793
Income distributions from money market fund	900	446	265

Total income	16,408,060	8,218,308	2,672,058

Expenses:
Investment management services fees	1,360,384	645,263	224,128
Distribution fees
Class A	779,724	379,034	129,187
Class B	88,473	25,963	19,927
Class C	163,760	31,712	9,978
Transfer agency fees
Class A	165,366	60,144	31,800
Class B	5,187	1,167	1,347
Class C	9,033	1,329	646
Administrative services fees	235,979	110,167	38,266
Compensation of board members	10,003	4,692	1,626
Custodian fees	6,301	3,110	2,719
Printing and postage	23,315	23,120	14,130
Registration fees	55,700	48,265	54,090
Professional fees	37,067	33,979	32,135
Other	16,864	9,745	4,745

Total expenses	2,957,156	1,377,690	564,724
Expenses waived/reimbursed by the Investment Manager and its affiliates	(104,294)	(91,122)	(110,439)

Total net expenses	2,852,862	1,286,568	454,285

Investment income (loss) — net	13,555,198	6,931,740	2,217,773

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	2,577,384	758,384	276,261
Futures contracts	(561,323)	(263,240)	(89,760)

Net realized gain (loss) on investments	2,016,061	495,144	186,501
Net change in unrealized appreciation (depreciation) on investments	17,837,727	9,180,683	2,802,633

Net gain (loss) on investments	19,853,788	9,675,827	2,989,134

Net increase (decrease) in net assets resulting from operations	$33,408,986	$16,607,567	$5,206,907

The accompanying Notes to Financial Statements are an integral part of this statement.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  65

Statements of Changes in Net Assets

	Columbia
	Minnesota Tax-Exempt Fund
Year ended Aug. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$13,555,198	$12,926,170
Net realized gain (loss) on investments	2,016,061	909,145
Net change in unrealized appreciation (depreciation) on investments	17,837,727	1,703,901

Net increase (decrease) in net assets resulting from operations	33,408,986	15,539,216

Distributions to shareholders from:
Net investment income
Class A	(12,657,930)	(12,286,856)
Class B	(291,452)	(461,961)
Class C	(540,302)	(334,186)

Total distributions	(13,489,684)	(13,083,003)

Share transactions
Proceeds from sales
Class A shares	37,207,620	41,948,263
Class B shares	465,460	1,076,993
Class C shares	7,728,212	4,828,068
Reinvestment of distributions at net asset value
Class A shares	10,438,744	10,050,436
Class B shares	255,516	407,559
Class C shares	459,808	292,939
Conversions from Class B to Class A
Class A shares	3,304,794	3,807,793
Class B shares	(3,304,794)	(3,807,793)
Payments for redemptions
Class A shares	(41,510,181)	(45,969,582)
Class B shares	(1,173,555)	(2,591,129)
Class C shares	(1,550,399)	(1,143,172)

Increase (decrease) in net assets from share transactions	12,321,225	8,900,375

Total increase (decrease) in net assets	32,240,527	11,356,588
Net assets at beginning of year	323,087,264	311,730,676

Net assets at end of year	$355,327,791	$323,087,264

Undistributed net investment income	$165,051	$99,537

The accompanying Notes to Financial Statements are an integral part of this statement.

66  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

	RiverSource
	California Tax-Exempt Fund
Year ended Aug. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$6,931,740	$7,304,681
Net realized gain (loss) on investments	495,144	(934,821)
Net change in unrealized appreciation (depreciation) on investments	9,180,683	(1,875,989)

Net increase (decrease) in net assets resulting from operations	16,607,567	4,493,871

Distributions to shareholders from:
Net investment income
Class A	(6,684,509)	(7,049,353)
Class B	(94,683)	(149,044)
Class C	(115,684)	(93,719)

Total distributions	(6,894,876)	(7,292,116)

Share transactions
Proceeds from sales
Class A shares	10,286,444	19,923,096
Class B shares	110,245	443,125
Class C shares	1,269,416	472,755
Reinvestment of distributions at net asset value
Class A shares	4,687,234	4,800,389
Class B shares	78,581	124,705
Class C shares	97,962	77,165
Conversions from Class B to Class A
Class A shares	857,465	1,139,538
Class B shares	(857,465)	(1,139,538)
Payments for redemptions
Class A shares	(31,452,135)	(38,756,535)
Class B shares	(433,433)	(1,267,870)
Class C shares	(704,431)	(698,645)

Increase (decrease) in net assets from share transactions	(16,060,117)	(14,881,815)

Total increase (decrease) in net assets	(6,347,426)	(17,680,060)
Net assets at beginning of year	161,914,009	179,594,069

Net assets at end of year	$155,566,583	$161,914,009

Undistributed net investment income	$91,092	$56,391

The accompanying Notes to Financial Statements are an integral part of this statement.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  67

Statements of Changes in Net Assets

	RiverSource
	New York Tax-Exempt Fund
Year ended Aug. 31, 2010	2010	2009
Operations and distributions
Investment income (loss) — net	$2,217,773	$2,283,385
Net realized gain (loss) on investments	186,501	(739,903)
Net change in unrealized appreciation (depreciation) on investments	2,802,633	702,309

Net increase (decrease) in net assets resulting from operations	5,206,907	2,245,791

Distributions to shareholders from:
Net investment income
Class A	(2,111,568)	(2,138,780)
Class B	(66,311)	(113,911)
Class C	(33,291)	(26,205)

Total distributions	(2,211,170)	(2,278,896)

Share transactions
Proceeds from sales
Class A shares	3,019,900	6,574,142
Class B shares	138,460	259,408
Class C shares	261,296	322,075
Reinvestment of distributions at net asset value
Class A shares	1,708,225	1,749,901
Class B shares	53,938	95,703
Class C shares	29,780	24,460
Conversions from Class B to Class A	.
Class A shares	581,010	1,435,523
Class B shares	(581,010)	(1,435,523)
Payments for redemptions
Class A shares	(8,721,884)	(9,315,791)
Class B shares	(430,054)	(350,063)
Class C shares	(237,290)	(140,906)

Increase (decrease) in net assets from share transactions	(4,177,629)	(781,071)

Total increase (decrease) in net assets	(1,181,892)	(814,176)
Net assets at beginning of year	55,978,905	56,793,081

Net assets at end of year	$54,797,013	$55,978,905

Undistributed net investment income	$26,967	$20,364

The accompanying Notes to Financial Statements are an integral part of this statement.

68  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Columbia Minnesota Tax-Exempt Fund

							Year ended
Class A	Year ended Aug. 31,						June 30,
Per share data	2010	2009	2008	2007	2006(a)		2006
Net asset value, beginning of period	$5.16	$5.11	$5.14	$5.27	$5.17		$5.35

Income from investment operations:
Net investment income (loss)	.22	.21	.21	.19	.03		.18
Net gains (losses) (both realized and unrealized)	.30	.05	(.03)	(.13)	.10		(.17)

Total from investment operations	.52	.26	.18	.06	.13		.01

Less distributions:
Dividends from net investment income	(.21)	(.21)	(.21)	(.19)	(.03)		(.18)
Distributions from realized gains	—	—	—	—	—		(.01)

Total distributions	(.21)	(.21)	(.21)	(.19)	(.03)		(.19)

Net asset value, end of period	$5.47	$5.16	$5.11	$5.14	$5.27		$5.17

Total return	10.38%	5.50%	3.50%	1.26%	2.56%		.29%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	.82%	.88%	.99%	1.05%	1.06%	(d)	1.01%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	.79%	.84%	.95% (f)	.99%	.98%	(d)	.96%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.82%	.83%	.83%	.85%	.87%	(d)	.86%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	.79%	.79%	.79% (f)	.79%	.79%	(d)	.81%

Net investment income (loss)	4.08%	4.31%	4.05%	3.70%	3.60%	(d)	3.52%

Supplemental data
Net assets, end of period (in millions)	$329	$301	$289	$288	$309		$303

Portfolio turnover rate	21%	33%	23%	26%	3%		13%

See accompanying Notes to Financial Highlights.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  69

Financial Highlights (continued)

Columbia Minnesota Tax-Exempt Fund

							Year ended
Class B	Year ended Aug. 31,						June 30,
Per share data	2010	2009	2008	2007	2006(a)		2006
Net asset value, beginning of period	$5.16	$5.12	$5.15	$5.27	$5.17		$5.35

Income from investment operations:
Net investment income (loss)	.18	.18	.17	.15	.03		.14
Net gains (losses) (both realized and unrealized)	.31	.04	(.03)	(.11)	.10		(.17)

Total from investment operations	.49	.22	.14	.04	.13		(.03)

Less distributions:
Dividends from net investment income	(.17)	(.18)	(.17)	(.16)	(.03)		(.14)
Distributions from realized gains	—	—	—	—	—		(.01)

Total distributions	(.17)	(.18)	(.17)	(.16)	(.03)		(.15)

Net asset value, end of period	$5.48	$5.16	$5.12	$5.15	$5.27		$5.17

Total return	9.75%	4.50%	2.72%	.70%	2.42%		(.47% )

Ratios to average daily net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.57%	1.63%	1.75%	1.80%	1.81%	(d)	1.77%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	1.55%	1.59%	1.70% (f)	1.75%	1.74%	(d)	1.72%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.57%	1.58%	1.59%	1.60%	1.62%	(d)	1.62%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	1.55%	1.54%	1.54% (f)	1.55%	1.55%	(d)	1.57%

Net investment income (loss)	3.31%	3.56%	3.29%	2.93%	2.81%	(d)	2.75%

Supplemental data
Net assets, end of period (in millions)	$6	$9	$14	$20	$29		$34

Portfolio turnover rate	21%	33%	23%	26%	3%		13%

See accompanying Notes to Financial Highlights.

70  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Columbia Minnesota Tax-Exempt Fund

							Year ended
Class C	Year ended Aug. 31,						June 30,
Per share data	2010	2009	2008	2007	2006(a)		2006
Net asset value, beginning of period	$5.16	$5.12	$5.15	$5.27	$5.17		$5.35

Income from investment operations:
Net investment income (loss)	.18	.18	.17	.15	.03		.14
Net gains (losses) (both realized and unrealized)	.30	.04	(.03)	(.11)	.10		(.17)

Total from investment operations	.48	.22	.14	.04	.13		(.03)

Less distributions:
Dividends from net investment income	(.17)	(.18)	(.17)	(.16)	(.03)		(.14)
Distributions from realized gains	—	—	—	—	—		(.01)

Total distributions	(.17)	(.18)	(.17)	(.16)	(.03)		(.15)

Net asset value, end of period	$5.47	$5.16	$5.12	$5.15	$5.27		$5.17

Total return	9.56%	4.51%	2.72%	.70%	2.42%		(.47% )

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.57%	1.63%	1.75%	1.80%	1.82%	(d)	1.77%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	1.54%	1.59%	1.70% (f)	1.75%	1.74%	(d)	1.72%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.57%	1.58%	1.59%	1.60%	1.63%	(d)	1.62%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	1.54%	1.54%	1.54% (f)	1.55%	1.55%	(d)	1.57%

Net investment income (loss)	3.32%	3.55%	3.29%	2.94%	2.84%	(d)	2.76%

Supplemental data
Net assets, end of period (in millions)	$20	$13	$8	$7	$8		$8

Portfolio turnover rate	21%	33%	23%	26%	3%		13%

See accompanying Notes to Financial Highlights.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  71

Financial Highlights (continued)

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Highlights

(a)	For the period from July 1, 2006 to Aug. 31, 2006. In 2006, the Fund’s fiscal year end was changed from June 30 to Aug. 31.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f)	Expense ratio is before the reduction for earnings/bank fee credits on cash balances. For the year ended Aug. 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

72  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

RiverSource California Tax-Exempt Fund

							Year ended
Class A	Year ended Aug. 31,						June 30,
Per share data	2010	2009	2008	2007	2006(a)		2006
Net asset value, beginning of period	$4.85	$4.90	$5.03	$5.16	$5.06		$5.27

Income from investment operations:
Net investment income (loss)	.22	.21	.20	.20	.03		.19
Net gains (losses) (both realized and unrealized)	.31	(.05)	(.09)	(.13)	.10		(.15)

Total from investment operations	.53	.16	.11	.07	.13		.04

Less distributions:
Dividends from net investment income	(.22)	(.21)	(.20)	(.20)	(.03)		(.19)
Distributions from realized gains	—	—	(.04)	—	—		(.06)

Total distributions	(.22)	(.21)	(.24)	(.20)	(.03)		(.25)

Net asset value, end of period	$5.16	$4.85	$4.90	$5.03	$5.16		$5.06

Total return	11.17%	3.59%	2.13%	1.35%	2.63%		.81%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	.85%	.86%	.87%	.88%	.87%	(d)	.88%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	.79%	.82%	.80% (f)	.80%	.79%	(d)	.81%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.85%	.83%	.86%	.87%	.87%	(d)	.88%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	.79%	.79%	.79% (f)	.79%	.79%	(d)	.81%

Net investment income (loss)	4.43%	4.54%	4.01%	3.89%	3.81%	(d)	3.69%

Supplemental data
Net assets, end of period (in millions)	$150	$157	$172	$164	$170		$171

Portfolio turnover rate	19%	49%	49%	62%	7%		20%

See accompanying Notes to Financial Highlights.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  73

Financial Highlights (continued)

RiverSource California Tax-Exempt Fund

							Year ended
Class B	Year ended Aug. 31,						June 30,
Per share data	2010	2009	2008	2007	2006(a)		2006
Net asset value, beginning of period	$4.85	$4.90	$5.03	$5.16	$5.06		$5.27

Income from investment operations:
Net investment income (loss)	.18	.18	.16	.16	.03		.15
Net gains (losses) (both realized and unrealized)	.31	(.06)	(.09)	(.13)	.10		(.15)

Total from investment operations	.49	.12	.07	.03	.13		—

Less distributions:
Dividends from net investment income	(.18)	(.17)	(.16)	(.16)	(.03)		(.15)
Distributions from realized gains	—	—	(.04)	—	—		(.06)

Total distributions	(.18)	(.17)	(.20)	(.16)	(.03)		(.21)

Net asset value, end of period	$5.16	$4.85	$4.90	$5.03	$5.16		$5.06

Total return	10.34%	2.81%	1.37%	.59%	2.50%		.05%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.60%	1.61%	1.62%	1.63%	1.62%	(d)	1.63%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	1.54%	1.57%	1.55% (f)	1.55%	1.55%	(d)	1.57%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.60%	1.58%	1.61%	1.62%	1.62%	(d)	1.63%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	1.54%	1.54%	1.54% (f)	1.54%	1.55%	(d)	1.57%

Net investment income (loss)	3.67%	3.78%	3.27%	3.12%	3.01%	(d)	2.92%

Supplemental data
Net assets, end of period (in millions)	$2	$3	$5	$6	$9		$11

Portfolio turnover rate	19%	49%	49%	62%	7%		20%

See accompanying Notes to Financial Highlights.

74  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

RiverSource California Tax-Exempt Fund

							Year ended
Class C	Year ended Aug. 31,						June 30,
Per share data	2010	2009	2008	2007	2006(a)		2006
Net asset value, beginning of period	$4.85	$4.91	$5.04	$5.17	$5.07		$5.28

Income from investment operations:
Net investment income (loss)	.18	.18	.16	.16	.03		.15
Net gains (losses) (both realized and unrealized)	.32	(.07)	(.09)	(.13)	.10		(.15)

Total from investment operations	.50	.11	.07	.03	.13		—

Less distributions:
Dividends from net investment income	(.18)	(.17)	(.16)	(.16)	(.03)		(.15)
Distributions from realized gains	—	—	(.04)	—	—		(.06)

Total distributions	(.18)	(.17)	(.20)	(.16)	(.03)		(.21)

Net asset value, end of period	$5.17	$4.85	$4.91	$5.04	$5.17		$5.07

Total return	10.55%	2.60%	1.38%	.60%	2.50%		.06%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.60%	1.61%	1.62%	1.63%	1.63%	(d)	1.64%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	1.54%	1.57%	1.55% (f)	1.55%	1.55%	(d)	1.58%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.60%	1.58%	1.61%	1.62%	1.63%	(d)	1.64%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	1.54%	1.54%	1.54% (f)	1.54%	1.55%	(d)	1.58%

Net investment income (loss)	3.67%	3.78%	3.18%	3.13%	3.05%	(d)	2.93%

Supplemental data
Net assets, end of period (in millions)	$3	$3	$3	$2	$2		$2

Portfolio turnover rate	19%	49%	49%	62%	7%		20%

See accompanying Notes to Financial Highlights.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  75

Financial Highlights (continued)

RiverSource California Tax-Exempt Fund

Notes to Financial Highlights

(a)	For the period from July 1, 2006 to Aug. 31, 2006. In 2006, the Fund’s fiscal year end was changed from June 30 to Aug. 31.
(b)	In addition to the fees and expenses the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f)	Expense ratio is before the reduction for earnings/bank fee credits on cash balances. For the year ended Aug. 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

76  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

RiverSource New York Tax-Exempt Fund

Class A	Year ended Aug. 31,						Year ended
Per share data	2010	2009	2008	2007	2006(a)		June 30, 2006
Net asset value, beginning of period	$4.86	$4.85	$4.93	$5.05	$4.95		$5.18

Income from investment operations:
Net investment income (loss)	.20	.20	.20	.19	.03		.19
Net gains (losses) (both realized and unrealized)	.27	.01	(.07)	(.11)	.10		(.18)

Total from investment operations	.47	.21	.13	.08	.13		.01

Less distributions:
Dividends from net investment income	(.20)	(.20)	(.20)	(.19)	(.03)		(.19)
Distributions from realized gains	—	—	(.01)	(.01)	—		(.05)

Total distributions	(.20)	(.20)	(.21)	(.20)	(.03)		(.24)

Net asset value, end of period	$5.13	$4.86	$4.85	$4.93	$5.05		$4.95

Total return	9.94%	4.62%	2.59%	1.53%	2.67%		.20%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	.99%	1.02%	1.12%	1.18%	1.20%	(d)	1.13%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	.79%	.81%	.93% (f)	1.00%	.98%	(d)	.98%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.99%	1.00%	.98%	.97%	1.01%	(d)	.96%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	.79%	.79%	.79% (f)	.79%	.79%	(d)	.81%

Net investment income (loss)	4.10%	4.30%	4.03%	3.81%	3.77%	(d)	3.75%

Supplemental data
Net assets, end of period (in millions)	$52	$53	$53	$58	$63		$63

Portfolio turnover rate	12%	34%	31%	28%	7%		17%

See accompanying Notes to Financial Highlights.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  77

Financial Highlights (continued)

RiverSource New York Tax-Exempt Fund

Class B	Year ended Aug. 31,						Year ended
Per share data	2010	2009	2008	2007	2006(a)		June 30, 2006
Net asset value, beginning of period	$4.86	$4.85	$4.93	$5.05	$4.95		$5.18

Income from investment operations:
Net investment income (loss)	.17	.17	.16	.15	.03		.15
Net gains (losses) (both realized and unrealized)	.27	—	(.07)	(.11)	.10		(.18)

Total from investment operations	.44	.17	.09	.04	.13		(.03)

Less distributions:
Dividends from net investment income	(.17)	(.16)	(.16)	(.15)	(.03)		(.15)
Distributions from realized gains	—	—	(.01)	(.01)	—		(.05)

Total distributions	(.17)	(.16)	(.17)	(.16)	(.03)		(.20)

Net asset value, end of period	$5.13	$4.86	$4.85	$4.93	$5.05		$4.95

Total return	9.12%	3.83%	1.83%	.76%	2.54%		(.55% )

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.74%	1.77%	1.87%	1.93%	1.95%	(d)	1.88%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	1.54%	1.56%	1.68% (f)	1.76%	1.74%	(d)	1.75%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.74%	1.75%	1.73%	1.72%	1.76%	(d)	1.71%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	1.54%	1.54%	1.54% (f)	1.55%	1.55%	(d)	1.58%

Net investment income (loss)	3.34%	3.54%	3.28%	3.05%	2.98%	(d)	2.98%

Supplemental data
Net assets, end of period (in millions)	$1	$2	$4	$5	$7		$8

Portfolio turnover rate	12%	34%	31%	28%	7%		17%

See accompanying Notes to Financial Highlights.

78  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

RiverSource New York Tax-Exempt Fund

Class C	Year ended Aug. 31,						Year ended
Per share data	2010	2009	2008	2007	2006(a)		June 30, 2006
Net asset value, beginning of period	$4.86	$4.85	$4.92	$5.05	$4.95		$5.18

Income from investment operations:
Net investment income (loss)	.17	.17	.16	.15	.03		.15
Net gains (losses) (both realized and unrealized)	.27	—	(.06)	(.12)	.10		(.18)

Total from investment operations	.44	.17	.10	.03	.13		(.03)

Less distributions:
Dividends from net investment income	(.17)	(.16)	(.16)	(.15)	(.03)		(.15)
Distributions from realized gains	—	—	(.01)	(.01)	—		(.05)

Total distributions	(.17)	(.16)	(.17)	(.16)	(.03)		(.20)

Net asset value, end of period	$5.13	$4.86	$4.85	$4.92	$5.05		$4.95

Total return	9.12%	3.84%	2.04%	.56%	2.54%		(.55% )

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(c)	1.74%	1.77%	1.87%	1.93%	1.97%	(d)	1.89%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(c),(e)	1.54%	1.56%	1.68% (f)	1.76%	1.74%	(d)	1.75%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.74%	1.75%	1.73%	1.72%	1.78%	(d)	1.72%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(e)	1.54%	1.54%	1.54% (f)	1.55%	1.55%	(d)	1.58%

Net investment income (loss)	3.35%	3.55%	3.28%	3.05%	3.01%	(d)	2.99%

Supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1		$1

Portfolio turnover rate	12%	34%	31%	28%	7%		17%

See accompanying Notes to Financial Highlights.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  79

Financial Highlights (continued)

RiverSource New York Tax-Exempt Fund
Notes to Financial Highlights

(a)	For the period from July 1, 2006 to Aug. 31, 2006. In 2006, the Fund’s fiscal year end was changed from June 30 to Aug. 31.
(b)	In addition to the fees and expenses the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	Annualized.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f)	Expense ratio is before the reduction for earnings/bank fee credits on cash balances. For the year ended Aug. 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

80  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

RiverSource California Tax-Exempt Trust and RiverSource Special Tax-Exempt Series Trust are organized as Massachusetts business trusts. RiverSource California Tax-Exempt Trust includes only RiverSource California Tax-Exempt Fund. RiverSource Special Tax-Exempt Series Trust is a “series fund” that is currently composed of individual state tax-exempt funds, including Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund) and RiverSource New York Tax-Exempt Fund (together with RiverSource California Tax-Exempt Fund, herein after referred to as the Funds). The Funds are non-diversified, open-end management investment companies as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Each Fund has unlimited authorized shares of beneficial interest.

Each Fund’s goal is to provide a high level of income generally exempt from federal income tax as well as from the respective state and local income tax. A portion of each Fund’s assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. The Funds concentrate their investments in a single state and therefore may have more credit risk related to the economic conditions of the respective state than funds that have a broader geographical diversification.

Each Fund offers Class A, Class B and Class C shares.

•	Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

•	Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Funds no longer accept investments from new or existing investors in the Funds’ Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Funds and (ii) shareholders invested in Class B shares of the Funds may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

•	Class C shares may be subject to a CDSC.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  81

Notes to Financial Statements (continued)

•	Class Z shares of Columbia Minnesota Tax-Exempt Fund became effective Sept. 27, 2010. Columbia Minnesota Tax-Exempt Fund offers Class Z shares without a front-end sales charge or CDSC to certain eligible investors.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by each Fund’s Board of Trustees (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

82  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Funds’ net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Aug. 31, 2010, the Funds had no outstanding forward-commitments.

Inverse floater program transactions
Each Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by each Fund (inverse floating rate securities) include the right of each Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to each Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in each Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statements of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust, if any, are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  83

Notes to Financial Statements (continued)

daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. At Aug. 31, 2010, and for the year then ended, the Funds had no outstanding short-term floating rate notes.

Guarantees and indemnifications
Under each Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
Each Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Management of each Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	INVESTMENTS IN DERIVATIVES

Each Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in

84  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. Each Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose each Fund to certain additional risks, including those detailed below.

Futures transactions
Each Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. Each Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, each Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by each Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Each Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, each Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, each Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of each Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on each Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  85

Notes to Financial Statements (continued)

Columbia Minnesota Tax-Exempt Fund

Fair values of derivative instruments at Aug. 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure	and Liabilities		and Liabilities
category	location	Fair value	location	Fair value
Interest rate contracts	N/A	N/A	Net assets — unrealized depreciation on investments	$561,323	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Aug. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(561,323)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(921,807)

Volume of derivative activity
Futures
The gross notional amount of short contracts outstanding was approximately $19.2 million at Aug. 31, 2010. The monthly average gross notional amount for short contracts was $9.5 million for the year ended Aug. 31, 2010. The fair value of such contracts at Aug. 31, 2010 is set forth in the table above.

86  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

RiverSource California Tax-Exempt Fund

Fair values of derivative instruments at Aug. 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure	and Liabilities		and Liabilities
category	location	Fair value	location	Fair value
Interest rate contracts	N/A	N/A	Net assets — unrealized depreciation on investments	$427,591	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Aug. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(263,240)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(427,591)

Volume of derivative activity
Futures
The gross notional amount of short contracts outstanding was approximately $8.9 million at Aug. 31, 2010. The monthly average gross notional amount for short contracts was $4.5 million for the year ended Aug. 31, 2010. The fair value of such contracts at Aug. 31, 2010 is set forth in the table above.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  87

Notes to Financial Statements (continued)

RiverSource New York Tax-Exempt Fund

Fair values of derivative instruments at Aug. 31, 2010

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure	and Liabilities		and Liabilities
category	location	Fair value	location	Fair value
Net assets — unrealized
Interest rate			depreciation on
contracts	N/A	N/A	investments	$147,912	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended Aug. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(89,760)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(147,912)

Volume of derivative activity
Futures
The gross notional amount of short contracts outstanding was approximately $3.1 million at Aug. 31, 2010. The monthly average gross notional amount for short contracts was $4.0 million for the year ended Aug. 31, 2010. The fair value of such contracts at Aug. 31, 2010 is set forth in the table above.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines from 0.41% to 0.25% as each Fund’s net assets increase. The management fee for the year ended Aug. 31, 2010 was 0.40% of Columbia Minnesota Tax-Exempt Fund’s average daily net

88  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

assets and 0.41% of RiverSource California Tax-Exempt Fund and RiverSource New York Tax-Exempt Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial, Inc., parent company of the Investment Manager, an annual fee for administration and accounting services equal to a percentage of each Fund’s average daily net assets that declines from 0.07% to 0.04% as each Fund’s net assets increase. The fee for the year ended Aug. 31, 2010 was 0.07% of each Fund’s average daily net assets.

Other fees
Other expenses are for, among other things, certain expenses of the Funds or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board. For the year ended Aug. 31, 2010, other expenses paid to this company were as follows:

Fund	Amount
Columbia Minnesota Tax-Exempt Fund	$930
RiverSource California Tax-Exempt Fund	484
RiverSource New York Tax-Exempt Fund	165

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of each Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or certain other funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Each Fund paid the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by each Fund or its designated agent for Class A, Class B and Class C shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received

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Notes to Financial Statements (continued)

reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statements of Operations.

Distribution fees
Each Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of each Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:

Fund	Class B	Class C
Columbia Minnesota Tax-Exempt Fund	$187,000	$168,000
RiverSource California Tax-Exempt Fund	75,000	30,000
RiverSource New York Tax-Exempt Fund	54,000	11,000

These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing the Funds’ shares for the year ended Aug. 31, 2010 were as follows:

Fund	Class A	Class B	Class C
Columbia Minnesota Tax-Exempt Fund	$546,871	$2,086	$2,094
RiverSource California Tax-Exempt Fund	93,787	2,678	377
RiverSource New York Tax-Exempt Fund	29,311	1,601	338

90  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Aug. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that the Funds’ net expenses (excluding interest and fee expenses related to each Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*) were as follows:

Fund	Class A	Class B	Class C
Columbia Minnesota Tax-Exempt Fund	0.79%	1.55%	1.54%
RiverSource California Tax-Exempt Fund	0.79	1.54	1.54
RiverSource New York Tax-Exempt Fund	0.79	1.54	1.54

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Fund	Class A	Class B	Class C
Columbia Minnesota Tax-Exempt Fund	$40,610	$1,152	$2,483
RiverSource California Tax-Exempt Fund	14,660	388	378
RiverSource New York Tax-Exempt Fund	11,130	550	247

The management fees waived/reimbursed at the Fund level were as follows:

Fund	Amount
Columbia Minnesota Tax-Exempt Fund	$60,049
RiverSource California Tax-Exempt Fund	75,696
RiverSource New York Tax-Exempt Fund	98,512

Under an agreement which is effective until Oct. 31, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*), will not exceed the following percentage of the class’ average daily net assets for Columbia Minnesota Tax-Exempt Fund:

Class A	0.79%
Class B	1.55
Class C	1.54

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Oct. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding interest and fee expenses related to each Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*), will not exceed the

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Notes to Financial Statements (continued)

following percentage of the class’ average daily net assets for RiverSource California Tax-Exempt Fund and RiverSource New York Tax-Exempt Fund:

Class A	0.79%
Class B	1.54
Class C	1.54

Effective Nov. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Oct. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets for Columbia Minnesota Tax-Exempt Fund:

Class A	0.79%
Class B	1.54
Class C	1.54

*	In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

5.	SECURITIES TRANSACTIONS

For the year ended Aug. 31, 2010, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund were as follows:

Fund	Purchases	Proceeds
Columbia Minnesota Tax-Exempt Fund	$78,221,846	$69,426,247
RiverSource California Tax-Exempt Fund	28,686,052	47,247,724
RiverSource New York Tax-Exempt Fund	6,348,217	10,617,867

Realized gains and losses are determined on an identified cost basis.

92  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

6.	SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated were as follows:

	Columbia		RiverSource		RiverSource
Year ended	Minnesota Tax-Exempt Fund		California Tax-Exempt Fund		New York Tax-Exempt Fund
Aug. 31,	2010	2009	2010	2009	2010	2009
Class A
Sold	7,034,394	8,539,717	2,072,217	4,355,164	605,714	1,430,554
Converted from Class B*	617,718	748,093	170,810	240,409	115,280	300,948
Reinvested distributions	1,967,844	2,034,376	940,186	1,037,102	342,209	377,970
Redeemed	(7,854,631)	(9,451,083)	(6,337,261)	(8,449,034)	(1,747,965)	(2,046,046)

Net increase (decrease)	1,765,325	1,871,103	(3,154,048)	(2,816,359)	(684,762)	63,426

Class B
Sold	88,218	218,554	22,170	96,134	28,066	56,152
Reinvested distributions	48,196	82,625	15,777	27,005	10,817	20,715
Converted to Class A*	(617,718)	(748,093)	(170,810)	(240,917)	(115,280)	(300,948)
Redeemed	(221,359)	(527,471)	(87,065)	(277,603)	(86,438)	(76,176)

Net increase (decrease)	(702,663)	(974,385)	(219,928)	(395,381)	(162,835)	(300,257)

Class C
Sold	1,459,649	964,981	254,958	100,253	52,644	68,512
Reinvested distributions	86,617	59,157	19,629	16,658	5,965	5,278
Redeemed	(292,815)	(234,610)	(140,622)	(152,756)	(47,733)	(30,213)

Net increase (decrease)	1,253,451	789,528	133,965	(35,845)	10,876	43,577

*	Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7.	BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written

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Notes to Financial Statements (continued)

notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Funds had no borrowings during the year ended Aug. 31, 2010.

8.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, post-October losses, and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

94  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

In the statements of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

	Columbia	RiverSource	RiverSource
	Minnesota	California	New York
	Tax-Exempt	Tax-Exempt	Tax-Exempt
	Fund	Fund	Fund
Undistributed net investment income	$—	$(2,163)	$—
Accumulated net realized gain (loss)	—	2,163	—

Additional paid-in capital reduction (increase)	$—	$—	$—

The tax character of distributions paid for the years indicated was as follows:

Columbia Minnesota Tax-Exempt Fund

Year ended Aug. 31,	2010	2009
Ordinary income(a)	$13,489,684	$13,083,003
Long-term capital gain	—	—

(a)	Tax-exempt interest distributions were 99.77% and 99.98% of cash basis distributions paid for the years ended Aug. 31, 2010 and 2009, respectively.

RiverSource California Tax-Exempt Fund

Year ended Aug. 31,	2010	2009
Ordinary income(b)	$6,894,876	$7,292,116
Long-term capital gain	—	—

(b)	Tax-exempt interest distributions were 99.29% and 100% of cash basis distributions paid for the years ended Aug. 31, 2010 and 2009, respectively.

RiverSource New York Tax-Exempt Fund

Year ended Aug. 31,	2010	2009
Ordinary income(c)	$2,211,170	$2,278,896
Long-term capital gain	—	—

(c)	Tax-exempt interest distributions were 100% and 100% of cash basis distributions paid for the years ended Aug. 31, 2010 and 2009, respectively.

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Notes to Financial Statements (continued)

At Aug. 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	tax-exempt	accumulated	realized	appreciation
Fund	income	long-term gain	loss	(depreciation)
Columbia Minnesota Tax-Exempt Fund	$344,505	$—	$(173,241)	$22,126,487
RiverSource California Tax-Exempt Fund	202,431	—	(2,029,072)	6,837,319
RiverSource New York Tax-Exempt Fund	47,345	—	(643,568)	3,357,010

For federal income tax purposes, capital loss carry-overs at Aug. 31, 2010 were as follows:

Fund	Carry-over
Columbia Minnesota Tax-Exempt Fund	$173,241
RiverSource California Tax-Exempt Fund	2,029,072
RiverSource New York Tax-Exempt Fund	643,568

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

Fund	2016	2017	2018
Columbia Minnesota Tax-Exempt Fund	$—	$173,241	$—
RiverSource California Tax-Exempt Fund	359,905	1,247,347	421,820
RiverSource New York Tax-Exempt Fund	3,664	341,015	298,889

For the year ended Aug. 31, 2010, $2,149,210 of capital loss carry-over was utilized and/or expired unused for Columbia Minnesota Tax-Exempt Fund. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire. There is no assurance that the Funds will be able to utilize all of their capital loss carry-overs before they expire.

9.	RISKS RELATING TO CERTAIN INVESTMENTS

Non-diversification risk
Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on each Fund’s performance, each Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

96  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Geographic concentration risk
Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state fund’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. The value of municipal securities owned by a Fund also may be adversely affected by future changes in federal or state income tax laws.

10.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund’s financial statements, other than as noted below.

The Board of Trustees of RiverSource California Tax-Exempt Fund has approved in principle the proposed merger of the Fund into Columbia California Tax-Exempt Fund. It is currently anticipated that a Special Meeting of Shareholders will be held during the first half of 2011 to vote on the proposal.

The Board of Trustees of RiverSource New York Tax-Exempt Fund has approved in principle the proposed merger of the Fund into Columbia New York Tax-Exempt Fund. It is currently anticipated that a Special Meeting of Shareholders will be held during the first half of 2011 to vote on the proposal.

11.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court

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Notes to Financial Statements (continued)

dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

98  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
RiverSource California Tax-Exempt Trust and
RiverSource Special Tax-Exempt Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RiverSource California Tax-Exempt Fund of the RiverSource California Tax-Exempt Trust and Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund) and RiverSource New York Tax-Exempt Fund (two of the portfolios constituting the RiverSource Special Tax-Exempt Series Trust) (collectively, the Funds) as of August 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through August 31, 2006, were audited by other auditors whose reports dated October 20, 2006 (for RiverSource California Tax-Exempt Fund, Columbia Minnesota Tax-Exempt Fund and RiverSource New York Tax-Exempt Fund) and February 20, 2007, (for Columbia Minnesota Tax-Exempt Fund and RiverSource New York Tax-Exempt Fund) expressed unqualified opinions on those financial highlights.

100  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource California Tax-Exempt Trust and RiverSource Special Tax-Exempt Series Trust at August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 20, 2010

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Federal Income Tax Information
(Unaudited)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

Columbia Minnesota Tax-Exempt Fund
Fiscal year ended Aug. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-Interest Dividends	99.77%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Aug. 31, 2010 was 5.89%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

RiverSource California Tax-Exempt Fund
Fiscal year ended Aug. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-Interest Dividends	99.29%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Aug. 31, 2010 was 5.23%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

102  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

RiverSource New York Tax-Exempt Fund
Fiscal year ended Aug. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-Interest Dividends	100%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Aug. 31, 2010 was 9.59%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares

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Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders’ meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 1/5/99	Chair, RiverSource and Threadneedle Funds, 1999-2006; former Governor of Minnesota	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since 11/1/05	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

104  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

*	Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  105

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

106  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 — October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Treasurer since 7/10/02	Chief Financial Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President — Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  107

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 — May 2005

108  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  109

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to the Columbia Minnesota Tax-Exempt Fund, RiverSource California Tax-Exempt Fund and RiverSource New York Tax Exempt Fund (each a “State Tax-Exempt Fund” and collectively, the “State Tax-Exempt Funds”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the State Tax-Exempt Funds and all RiverSource funds (collectively, the “Funds”).

On an annual basis, the State Tax-Exempt Funds’ Board of Trustees (the “Board”), including the independent Board members (the “Independent Directors”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to each State Tax-Exempt Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources

110  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund’s operations, most notably, management’s announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the “Columbia Transaction”) and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager’s new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management’s affiliates to each State Tax-Exempt Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity’s ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each State Tax-Exempt Fund.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of each State Tax-Exempt Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of each

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  111

Approval of Investment Management Services
Agreement (continued)

State Tax-Exempt Fund, the performance of a benchmark index, the percentage ranking of each State Tax-Exempt Fund among its comparison group and the net assets of each State Tax-Exempt Fund. The Board observed that each State Tax-Exempt Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with each State Tax-Exempt Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of each State Tax-Exempt Fund’s expenses with median expenses paid by funds in its peer group, as well as data showing the each State Tax-Exempt Fund’s contribution to Columbia Management’s profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of each State Tax-Exempt Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds’ family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that each State Tax-Exempt Fund’s total expense ratio (after considering expense caps/waivers) was below the peer group’s median expense ratio shown in the reports. Based on its review, the Board concluded that each State Tax-Exempt Fund’s management fee was fair and reasonable in light of the extent and quality of services that each State Tax-Exempt Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the “pricing philosophy” of the Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to each State Tax-Exempt Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia

112  STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT

Management and Ameriprise Financial from managing and operating each State Tax-Exempt Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by each State Tax-Exempt Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:  The Board also considered the economies of scale that might be realized by Columbia Management as each State Tax-Exempt Fund grows and took note of the extent to which each State Tax-Exempt Fund’s shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

STATE TAX-EXEMPT FUNDS — 2010 ANNUAL REPORT  113

Columbia Minnesota Tax-Exempt Fund
(formerly known as RiverSource Minnesota Tax-Exempt Fund)
RiverSource California Tax-Exempt Fund
RiverSource New York Tax-Exempt Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Funds’ current prospectus. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2010 Columbia Management Investments, LLC. All rights reserved.	S-6328 AK (10/10)

Item 2.	Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Special Tax-Exempt Series Trust were as follows:

2010 — $52,974	2009 — $52,862
(b)	Audit-Related Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Special Tax-Exempt Series Trust were as follows:

2010 — $1,012	2009 — $750
(c)	Tax Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Special Tax-Exempt Series Trust were as follows:

2010 — $6,392	2009 — $6,360
(d)	All Other Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Special Tax-Exempt Series Trust were as follows:

2010 — $0	2009 — $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.
(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010 — $2,403,365	2009 — $829,596
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Special Tax-Exempt Series Trust
By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date November 5, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date November 5, 2010

By	/s/ Jeffrey P. Fox
Jeffrey P. Fox
Treasurer and Principal Financial Officer

Date November 5, 2010